Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q13

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Corporate / Other	21

Regional Totals
North America	22
EMEA	23
Latin America	24
Asia	25

Citi Holdings
Income Statement and Balance Sheet Data	26
Consumer Key Indicators	27 - 28

Citigroup Supplemental Detail
Average Balances and Interest Rates	29
Deposits	30
Loans
Citicorp	31
Citi Holdings / Total Citigroup	32
Consumer Loan Delinquency Amounts and Ratios
90+ Days	33
30-89 Days	34
Allowance for Credit Losses
Total Citigroup	35
Consumer and Corporate	36 - 37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43

CITIGROUP – FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							3Q13 Increase		Nine	Nine		YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q		(Decrease) from		Months	Months		YTD 2012 Increase/
	2012	2012	2013	2013	2013		2Q13	3Q12	2012	2013		(Decrease)

Total Revenues, Net of Interest Expense	$13,703	$17,917	$20,227	$20,479	$17,880		(13)%	30%	$51,211	$58,586		14%
Total Operating Expenses	12,092	13,709	12,267	12,140	11,655		(4)%	(4)%	36,265	36,062		(1)%
Net Credit Losses	3,897	2,985	2,878	2,608	2,430		(7)%	(38)%	11,246	7,916		(30)%
Credit Reserve Build / (Release)	(1,461)	(147)	(664)	(781)	(778)		––	47%	(3,626)	(2,223)		39%
Provision for Unfunded Lending Commitments	(41)	56	14	(3)	103		NM	NM	(72)	114		NM
Provision for Benefits & Claims	225	219	231	200	204		2%	(9)%	668	635		(5)%
Provision for Credit Losses and for Benefits and Claims	2,620	3,113	2,459	2,024	1,959		(3)%	(25)%	8,216	6,442		(22)%
Income from Continuing Operations before Income Taxes	(1,009)	1,095	5,501	6,315	4,266		(32)%	NM	6,730	16,082		NM
Income Taxes (benefits)	(1,494)	(214)	1,570	2,127	1,080		(49)%	NM	221	4,777		NM
Income from Continuing Operations	$485	$1,309	$3,931	$4,188	$3,186		(24)%	NM	$6,509	$11,305		74%
Income (Loss) from Discontinued Operations, net of Taxes	8	(85)	(33)	30	92		NM	NM	27	89		NM
Net Income before Noncontrolling Interests	493	1,224	3,898	4,218	3,278		(22)%	NM	6,536	11,394		74%
Net Income Attributable to Noncontrolling Interests	25	28	90	36	51		42%	NM	191	177		(7)%
Citigroup’s Net Income	$468	$1,196	$3,808	$4,182	$3,227		(23)%	NM	$6,345	$11,217		77%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.15	$0.41	$1.24	$1.33	$0.98		(26)%	NM	$2.05	$3.55		73%
Citigroup’s Net Income	$0.15	$0.38	$1.23	$1.34	$1.00		(25)%	NM	$2.06	$3.57		73%
Shares (in millions) (1):
Average Basic	2,926.8	2,942.7	3,040.1	3,040.7	3,034.3		—	4%	2,926.5	3,038.4		4%
Average Diluted	3,015.3	3,017.0	3,044.7	3,046.3	3,040.9		—	1%	3,014.9	3,044.0		1%
Common Shares Outstanding, at period end	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0		—	3%

Preferred Dividends - Basic	$4	$9	$4	$9	$110		NM	NM	$17	$123		NM
Preferred Dividends - Diluted	$4	$9	$4	$9	$110		NM	NM	$17	$123		NM

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$445	$1,243	$3,764	$4,061	$2,965		(27)%	NM	$6,164	$10,790		75%
Citigroup’s Net Income	$453	$1,160	$3,732	$4,090	$3,056		(25)%	NM	$6,190	$10,877		76%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$447	$1,244	$3,765	$4,061	$2,966		(27)%	NM	$6,173	$10,791		75%
Citigroup’s Net Income	$455	$1,161	$3,732	$4,091	$3,056		(25)%	NM	$6,200	$10,879		75%

Financial Ratios (2):
Tier 1 Common Ratio	12.73%	12.67%	11.84%	12.16%	12.6	%*
Tier 1 Capital Ratio	13.92%	14.06%	13.09%	13.24%	13.6	%*
Total Capital Ratio	17.12%	17.26%	16.09%	16.18%	16.6	%*
Leverage Ratio	7.39%	7.48%	7.78%	7.86%	8.1	%*
Return on Average Assets	0.10%	0.25%	0.82%	0.89%	0.69	%*			0.44%	0.80	%*
Efficiency Ratio	88%	77%	61%	59%	65%				71%	62	%*
Return on Average Common Equity	1.0%	2.5%	8.2%	8.8%	6.4	%*			4.6%	7.8	%*

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,931.3	$1,864.7	$1,881.7	$1,884.0	$1,899.5	*	1%	(2)%
Total Average Assets	1,909.4	1,905.4	1,886.8	1,898.9	1,859.5	*	(2)%	(3)%	1,912.4	1,881.7
Total Deposits	944.6	930.6	933.8	938.4	955.5	*	2%	1%
Citigroup’s Stockholders’ Equity	186.8	189.0	193.4	195.9	200.8	*	3%	7%
Book Value Per Share (3)	$63.59	$61.57	$62.51	$63.02	$64.49	*	2%	1%
Tangible Book Value Per Share (3)	$52.69	$51.19	$52.35	$53.10	$54.52	*	3%	3%

Direct Staff (in thousands)	262	259	257	253	252		—	(4)%

(1)

Citi’s basic and end-of-period shares increased in the fourth quarter 2012 as compared to the third quarter 2012 due to the issuance of approximately 96 million shares of common stock during the quarter upon the automatic settlement of the T-DECS issued in December 2009, as previously announced.

(2) 2013 Basel I capital ratios reflect the final revised U.S. market risk capital rules (Basel II.5) that were effective beginning on January 1, 2013.
(3)

Citi’s book value and tangible book value per share each declined in the fourth quarter 2012 as compared to the third quarter 2012 due to the settlement of the T-DECS (see footnote 1 above). Tangible book value per share is a non-GAAP financial measure. See page 43 for a reconciliation of this measure.

* Preliminary
Note: Ratios and returns are calculated based on the displayed numbers.
NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Revenues
Interest revenue	$16,737	$16,581	$15,960	$15,840	$15,463	(2)%	(8)%	$50,717	$47,263	(7)%
Interest expense	5,026	4,665	4,330	4,158	3,952	(5)%	(21)%	15,947	12,440	(22)%
Net interest revenue	11,711	11,916	11,630	11,682	11,511	(1)%	(2)%	34,770	34,823	—

Commissions and fees	3,258	3,355	3,479	3,344	3,095	(7)%	(5)%	9,377	9,918	6%
Principal transactions	976	234	2,447	2,640	1,101	(58)%	13%	4,547	6,188	36%
Administrative and other fiduciary fees	974	1,020	1,068	1,083	968	(11)%	(1)%	2,992	3,119	4%
Realized gains (losses) on investments	615	438	450	251	63	(75)%	(90)%	2,813	764	(73)%
Other-than-temporary impairment losses on investments and other assets (1)	(3,470)	(68)	(261)	(162)	(39)	76%	99%	(4,903)	(462)	91%
Insurance premiums	597	585	590	582	556	(4)%	(7)%	1,810	1,728	(5)%
Other revenue (2)	(958)	437	824	1,059	625	(41)%	NM	(195)	2,508	NM
Total non-interest revenues	1,992	6,001	8,597	8,797	6,369	(28)%	NM	16,441	23,763	45%
Total revenues, net of interest expense	13,703	17,917	20,227	20,479	17,880	(13)%	30%	51,211	58,586	14%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	3,897	2,985	2,878	2,608	2,430	(7)%	(38)%	11,246	7,916	(30)%
Credit reserve build / (release)	(1,461)	(147)	(664)	(781)	(778)	––	47%	(3,626)	(2,223)	39%
Provision for loan losses	2,436	2,838	2,214	1,827	1,652	(10)%	(32)%	7,620	5,693	(25)%
Policyholder benefits and claims	225	219	231	200	204	2%	(9)%	668	635	(5)%
Provision for unfunded lending commitments	(41)	56	14	(3)	103	NM	NM	(72)	114	NM
Total provisions for credit losses and for benefits and claims	2,620	3,113	2,459	2,024	1,959	(3)%	(25)%	8,216	6,442	(22)%

Operating Expenses
Compensation and benefits	6,113	6,539	6,335	6,075	5,828	(4)%	(5)%	18,580	18,238	(2)%
Premises and Equipment	842	827	844	762	763	––	(9)%	2,439	2,369	(3)%
Technology / communication expense	1,440	1,565	1,530	1,486	1,568	6%	9%	4,264	4,584	8%
Advertising and marketing expense	589	513	449	480	458	(5)%	(22)%	1,651	1,387	(16)%
Other operating	3,108	4,265	3,109	3,337	3,038	(9)%	(2)%	9,331	9,484	2%
Total operating expenses	12,092	13,709	12,267	12,140	11,655	(4)%	(4)%	36,265	36,062	(1)%

Income from Continuing Operations before Income Taxes	(1,009)	1,095	5,501	6,315	4,266	(32)%	NM	6,730	16,082	NM
Provision (benefits) for income taxes	(1,494)	(214)	1,570	2,127	1,080	(49)%	NM	221	4,777	NM

Income from Continuing Operations	485	1,309	3,931	4,188	3,186	(24)%	NM	6,509	11,305	74%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(1)	(136)	(103)	51	33			27	(19)
Gain (Loss) on Sale	—	—	56	—	6			(1)	62
Provision (benefits) for income taxes	(9)	(51)	(14)	21	(53)			(1)	(46)
Income (Loss) from Discontinued Operations, net of taxes	8	(85)	(33)	30	92	NM	NM	27	89	NM

Net Income before Noncontrolling Interests	493	1,224	3,898	4,218	3,278	(22)%	NM	6,536	11,394	74%

Net Income attributable to noncontrolling interests	25	28	90	36	51	42%	NM	191	177	(7)%
Citigroup’s Net Income	$468	$1,196	$3,808	$4,182	$3,227	(23)%	NM	$6,345	$11,217	77%

(1)                       Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)                       Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

(3)                       Discontinued operations primarily reflect the following:

a)                  In the third quarter of 2012, Citi executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors to certain employees responsible for managing those operations.

b)                  In the fourth quarter of 2012, residual amounts related to the Egg Credit Card business and Citi Capital Advisors.

c)                   In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business.

d)                  In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazilian Credicard business.  The second quarter of 2013 also includes residual amounts related to previous discontinued operations. All historical periods have been reclassified to reflect the Brazil Credicard business as discontinued operations.

e)                   The third quarter of 2013, also includes residual tax release amounts related to the sale of Citi’s German consumer branch business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						3Q13 Increase
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2012	2012	2013	2013	2013 (1)	2Q13	3Q12

Assets
Cash and due from banks (including segregated cash and other deposits)	$33,802	$36,453	$31,150	$31,145	$32,810	5%	(3)%
Deposits with banks	170,028	102,134	143,227	158,028	172,659	9%	2%
Fed funds sold and securities borr’d or purch under agree. to resell	277,542	261,311	270,426	263,205	273,679	4%	(1)%
Brokerage receivables	31,077	22,490	25,235	33,484	24,976	(25)%	(20)%
Trading account assets	315,201	320,929	308,321	306,570	291,722	(5)%	(7)%
Investments
Available-for-sale and non-marketable equity securities	284,531	302,196	294,803	290,738	292,717	1%	3%
Held-to-maturity	10,943	10,130	10,056	9,602	10,808	13%	(1)%
Total Investments	295,474	312,326	304,859	300,340	303,525	1%	3%
Loans, net of unearned income
Consumer	407,752	408,671	395,176	382,152	387,822	1%	(5)%
Corporate	250,671	246,793	251,188	261,589	269,729	3%	8%
Loans, net of unearned income	658,423	655,464	646,364	643,741	657,551	2%	—
Allowance for loan losses	(25,916)	(25,455)	(23,727)	(21,580)	(20,605)	5%	20%
Total loans, net	632,507	630,009	622,637	622,161	636,946	2%	1%
Goodwill	25,915	25,673	25,474	24,896	25,098	1%	(3)%
Intangible assets (other than MSRs)	5,963	5,697	5,457	4,981	4,888	(2)%	(18)%
Mortgage servicing rights (MSRs)	1,920	1,942	2,203	2,524	2,580	2%	34%
Other assets	141,873	145,660	142,736	133,348	127,308	(5)%	(10)%
Assets related to discontinued operations held for sale	44	36	9	3,306	3,320	—	NM
Total assets	$1,931,346	$1,864,660	$1,881,734	$1,883,988	$1,899,511	1%	(2)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$133,981	$129,657	$124,487	$124,141	$130,273	5%	(3)%
Interest-bearing deposits in U.S. offices	239,574	247,716	260,221	270,687	266,322	(2)%	11%
Total U.S. Deposits	373,555	377,373	384,708	394,828	396,595	—	6%
Non-interest-bearing deposits in offices outside the U.S.	63,792	65,024	65,542	63,793	66,028	4%	4%
Interest-bearing deposits in offices outside the U.S.	507,297	488,163	483,512	479,806	492,837	3%	(3)%
Total International Deposits	571,089	553,187	549,054	543,599	558,865	3%	(2)%

Total deposits	944,644	930,560	933,762	938,427	955,460	2%	1%
Fed funds purch and securities loaned or sold under agree. to repurch.	224,370	211,236	222,053	218,252	216,387	(1)%	(4)%
Brokerage payables	55,376	57,013	59,299	61,705	56,992	(8)%	3%
Trading account liabilities	129,990	115,549	120,226	123,022	122,048	(1)%	(6)%
Short-term borrowings	49,164	52,027	48,137	58,743	58,904	—	20%
Long-term debt	271,862	239,463	234,326	220,959	221,593	—	(18)%
Other liabilities (2)	67,202	67,815	68,592	62,992	63,349	1%	(6)%
Liabilities related to discontinued operations held for sale	—	—	—	2,062	2,039	(1)%	—
Total liabilities	$1,742,608	$1,673,663	$1,686,395	$1,686,162	$1,696,772	1%	(3)%

Equity
Stockholders’ equity
Preferred stock	$312	$2,562	$3,137	$4,293	$5,243	22%	NM
Common stock	29	30	31	31	31	—	7%
Additional paid-in capital	106,203	106,391	106,661	106,876	107,030	—	1%
Retained earnings	96,650	97,809	101,580	105,725	108,812	3%	13%
Treasury stock	(851)	(847)	(991)	(1,075)	(1,472)	(37)%	(73)%
Accumulated other comprehensive income (loss)	(15,566)	(16,896)	(17,059)	(19,924)	(18,798)	6%	(21)%
Total common equity	$186,465	$186,487	$190,222	$191,633	$195,603	2%	5%

Total Citigroup stockholders’ equity	$186,777	$189,049	$193,359	$195,926	$200,846	3%	8%
Noncontrolling interests	1,961	1,948	1,980	1,900	1,893	—	(3)%
Total equity	188,738	190,997	195,339	197,826	202,739	2%	7%
Total liabilities and equity	$1,931,346	$1,864,660	$1,881,734	$1,883,988	$1,899,511	1%	(2)%

(1)        Preliminary

(2)        Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 35 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

CITICORP
Global Consumer Banking
North America	$5,368	$5,313	$5,110	$5,052	$4,738	(6)%	(12)%	$15,636	$14,900	(5)%
EMEA	374	384	368	364	359	(1)%	(4)%	1,101	1,091	(1)%
Latin America	2,190	2,285	2,311	2,327	2,276	(2)%	4%	6,473	6,914	7%
Asia	1,983	1,995	1,960	1,968	1,862	(5)%	(6)%	5,933	5,790	(2)%
Total	9,915	9,977	9,749	9,711	9,235	(5)%	(7)%	29,143	28,695	(2)%

Securities and Banking
North America	1,533	1,481	2,970	2,599	1,835	(29)%	20%	4,992	7,404	48%
EMEA	1,517	1,349	1,873	2,166	1,268	(41)%	(16)%	5,088	5,307	4%
Latin America	780	680	770	747	640	(14)%	(18)%	2,233	2,157	(3)%
Asia	1,017	852	1,365	1,329	1,006	(24)%	(1)%	3,347	3,700	11%
Total	4,847	4,362	6,978	6,841	4,749	(31)%	(2)%	15,660	18,568	19%
Transaction Services
North America	619	633	626	667	614	(8)%	(1)%	1,921	1,907	(1)%
EMEA	844	863	861	921	873	(5)%	3%	2,625	2,655	1%
Latin America	442	440	447	467	447	(4)%	1%	1,330	1,361	2%
Asia	714	681	672	677	679	––	(5)%	2,215	2,028	(8)%
Total	2,619	2,617	2,606	2,732	2,613	(4)%	––	8,091	7,951	(2)%

Corporate / Other	1	(106)	(7)	103	31	(70)%	NM	176	127	(28)%

Total Citicorp	17,382	16,850	19,326	19,387	16,628	(14)%	(4)%	53,070	55,341	4%

Total Citi Holdings	(3,679)	1,067	901	1,092	1,252	15%	NM	(1,859)	3,245	NM

Total Citigroup - Net Revenues	13,703	17,917	20,227	20,479	17,880	(13)%	30%	51,211	58,586	14%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	(776)	(485)	(319)	477	(336)	NM	57%	(1,845)	(178)	90%

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$14,479	$18,402	$20,546	$20,002	$18,216	(9)%	26%	$53,056	$58,764	11%

(1)      Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings lines above.

(2)      Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,277	$980	$1,113	$1,124	$932	(17)%	(27)%	$3,748	$3,169	(15)%
EMEA	6	(43)	7	28	19	(32)%	NM	6	54	NM
Latin America	374	384	380	371	289	(22)%	(23)%	1,084	1,040	(4)%
Asia	450	396	417	432	386	(11)%	(14)%	1,400	1,235	(12)%
Total	2,107	1,717	1,917	1,955	1,626	(17)%	(23)%	6,238	5,498	(12)%

Securities and Banking
North America	292	222	1,152	849	420	(51)%	44%	1,028	2,421	NM
EMEA	348	133	445	787	133	(83)%	(62)%	1,227	1,365	11%
Latin America	352	264	312	350	257	(27)%	(27)%	985	919	(7)%
Asia	193	78	446	396	193	(51)%	—	756	1,035	37%
Total	1,185	697	2,355	2,382	1,003	(58)%	(15)%	3,996	5,740	44%
Transaction Services
North America	120	98	129	161	113	(30)%	(6)%	368	403	10%
EMEA	268	299	223	229	255	11%	(5)%	885	707	(20)%
Latin America	154	133	164	179	173	(3)%	12%	509	516	1%
Asia	280	262	254	239	251	5%	(10)%	846	744	(12)%
Total	822	792	770	808	792	(2)%	(4)%	2,608	2,370	(9)%

Corporate / Other	(76)	(848)	(322)	(388)	(137)	65%	(80)%	(854)	(847)	1%

Total Citicorp	4,038	2,358	4,720	4,757	3,284	(31)%	(19)%	11,988	12,761	6%

Total Citi Holdings	(3,553)	(1,049)	(789)	(569)	(98)	83%	97%	(5,479)	(1,456)	73%

Income From Continuing Operations	485	1,309	3,931	4,188	3,186	(24)%	NM	6,509	11,305	74%
Discontinued Operations	8	(85)	(33)	30	92	NM	NM	27	89	NM

Net Income Attributable to Noncontrolling Interests	25	28	90	36	51	42%	NM	191	177	(7)%

Citigroup’s Net Income	$468	$1,196	$3,808	$4,182	$3,227	(23)%	NM	$6,345	$11,217	77%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)
Revenues
Net interest revenue	$11,031	$11,281	$10,877	$10,898	$10,735	(1)%	(3)%	$32,786	$32,510	(1)%
Non-interest revenue	6,351	5,569	8,449	8,489	5,893	(31)%	(7)%	20,284	22,831	13%
Total revenues, net of interest expense	17,382	16,850	19,326	19,387	16,628	(14)%	(4)%	53,070	55,341	4%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,090	2,013	1,948	1,838	1,795	(2)%	(14)%	6,376	5,581	(12)%
Credit reserve build / (release)	(664)	(193)	(317)	(301)	(104)	65%	84%	(2,029)	(722)	64%
Provision for loan losses	1,426	1,820	1,631	1,537	1,691	10%	19%	4,347	4,859	12%
Provision for benefits & claims	65	64	63	46	51	11%	(22)%	172	160	(7)%
Provision for unfunded lending commitments	(25)	51	18	(10)	108	NM	NM	(11)	116	NM
Total provisions for credit losses and for benefits and claims	1,466	1,935	1,712	1,573	1,850	18%	26%	4,508	5,135	14%

Total operating expenses	10,905	12,105	10,765	10,593	10,275	(3)%	(6)%	32,626	31,633	(3)%

Income from Continuing Operations before Income Taxes	5,011	2,810	6,849	7,221	4,503	(38)%	(10)%	15,936	18,573	17%
Provision for income taxes	973	452	2,129	2,464	1,219	(51)%	25%	3,948	5,812	47%

Income from Continuing Operations	4,038	2,358	4,720	4,757	3,284	(31)%	(19)%	11,988	12,761	6%

Income (loss) from Discontinued Operations, net of taxes	8	(85)	(33)	30	92	NM	NM	27	89	NM

Noncontrolling interests	25	28	85	35	45	29%	80%	188	165	(12)%
Citicorp’s Net Income	$4,021	$2,245	$4,602	$4,752	$3,331	(30)%	(17)%	$11,827	$12,685	7%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,760	$1,709	$1,733	$1,753	$1,778	1%	1%

Average Assets	$1,725	$1,739	$1,734	$1,751	$1,729	(1)%	––	$1,709	$1,738	2%
Return on Average Assets	0.93%	0.51%	1.08%	1.09%	0.76%			0.93%	0.98%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	63%	72%	56%	55%	62%			61%	57%
Total EOP Loans	$537	$540	$539	$544	$561	3%	5%
Total EOP Deposits	$878	$863	$868	$874	$914	5%	4%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)
Net Interest Revenue	$7,204	$7,308	$7,171	$7,072	$7,106	—	(1)%	$21,378	$21,349	—
Non-Interest Revenue	2,711	2,669	2,578	2,639	2,129	(19)%	(21)%	7,765	7,346	(5)%
Total Revenues, Net of Interest Expense	9,915	9,977	9,749	9,711	9,235	(5)%	(7)%	29,143	28,695	(2)%
Total Operating Expenses	5,271	5,782	5,209	5,131	5,048	(2)%	(4)%	15,534	15,388	(1)%
Net Credit Losses	1,948	1,939	1,909	1,785	1,730	(3)%	(11)%	6,168	5,424	(12)%
Credit Reserve Build / (Release)	(515)	(152)	(340)	(237)	(85)	64%	83%	(2,024)	(662)	67%
Provision for Unfunded Lending Commitments	1	—	15	9	15	67%	NM	—	39	—
Provision for Benefits & Claims	65	64	63	46	51	11%	(22)%	173	160	(8)%
Provision for Loan Losses and for Benefits and Claims	1,499	1,851	1,647	1,603	1,711	7%	14%	4,317	4,961	15%
Income from Continuing Operations before Taxes	3,145	2,344	2,893	2,977	2,476	(17)%	(21)%	9,292	8,346	(10)%
Income Taxes	1,038	627	976	1,022	850	(17)%	(18)%	3,054	2,848	(7)%
Income from Continuing Operations	2,107	1,717	1,917	1,955	1,626	(17)%	(23)%	6,238	5,498	(12)%
Noncontrolling Interests	3	—	5	6	4	(33)%	33%	3	15	NM
Net Income	$2,104	$1,717	$1,912	$1,949	$1,622	(17)%	(23)%	$6,235	$5,483	(12)%
Average Assets (in billions of dollars)	$389	$395	$400	$391	$391	—	1%	$386	$394	2%
Return on Average Assets (1)	2.17%	1.75%	1.96%	2.00%	1.65%			2.18%	1.87%
Efficiency Ratio	53%	58%	53%	53%	55%			53%	54%

Net Credit Losses as a % of Average Loans (1)	2.74%	2.69%	2.69%	2.53%	2.40%			2.92%	2.55%

Revenue by Business
Retail Banking	$4,625	$4,578	$4,535	$4,535	$3,931	(13)%	(15)%	$13,604	$13,001	(4)%
Cards (2)	5,290	5,399	5,214	5,176	5,304	2%	—	15,539	15,694	1%
Total	$9,915	$9,977	$9,749	$9,711	$9,235	(5)%	(7)%	$29,143	$28,695	(2)%

Net Credit Losses by Business
Retail Banking	$325	$375	$338	$299	$336	12%	3%	$883	$973	10%
Cards (2)	1,623	1,564	1,571	1,486	1,394	(6)%	(14)%	5,285	4,451	(16)%
Total	$1,948	$1,939	$1,909	$1,785	$1,730	(3)%	(11)%	$6,168	$5,424	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$802	$610	$726	$723	$313	(57)%	(61)%	$2,438	$1,762	(28)%
Cards (2)	1,305	1,107	1,191	1,232	1,313	7%	1%	3,800	3,736	(2)%
Total	$2,107	$1,717	$1,917	$1,955	$1,626	(17)%	(23)%	$6,238	$5,498	(12)%

FX Translation Impact:
Total Revenue - as Reported	$9,915	$9,977	$9,749	$9,711	$9,235	(5)%	(7)%	$29,143	$28,695	(2)%
Impact of FX Translation (3)	(130)	(170)	(195)	(121)	—			(135)	—
Total Revenues - Ex-FX (4)	$9,785	$9,807	$9,554	$9,590	$9,235	(4)%	(6)%	$29,008	$28,695	(1)%

Total Operating Expenses - as Reported	$5,271	$5,782	$5,209	$5,131	$5,048	(2)%	(4)%	$15,534	$15,388	(1)%
Impact of FX Translation (3)	(89)	(121)	(108)	(56)	—			(147)	—
Total Operating Expenses - Ex-FX (4)	$5,182	$5,661	$5,101	$5,075	$5,048	(1)%	(3)%	$15,387	$15,388	—

Total Provisions for LLR & PBC - as Reported	$1,499	$1,851	$1,647	$1,603	$1,711	7%	14%	$4,317	$4,961	15%
Impact of FX Translation (3)	(22)	(33)	(41)	(26)	—			(13)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,477	$1,818	$1,606	$1,577	$1,711	8%	16%	$4,304	$4,961	15%

(1)

Under U.S. GAAP, historival balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes (under I.S GAAP) the Brazil Creditcard discontinued operations, the averages used in the calculation have been adjusted to exclude Brazil Credicard discontinued operations.  Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations.

See page 15 for the historically adjusted Latin America amounts related to Brazil Credicard.

(2)	Includes both Citi-Branded Cards and Citi Retail Services.
(3)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.
(4)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,069	4,008	3,916	3,816	3,777	(1)%	(7)%
Accounts (in millions)	65.2	65.0	64.8	64.9	64.7	—	(1)%
Average Deposits	$324.2	$328.2	$330.2	$326.1	$324.3	(1)%	—
Investment Sales	$23.5	$23.1	$28.0	$27.7	$23.6	(15)%	—
Investment AUMs	$151.4	$155.3	$164.1	$156.6	$162.3	4%	7%
Average Loans	$141.1	$144.6	$147.0	$145.0	$147.3	2%	4%
EOP Loans:
Real Estate Lending	$74.9	$76.0	$76.5	$73.8	$76.4	4%	2%
Commercial Markets	38.7	39.4	40.6	41.1	41.5	1%	7%
Personal and Other	29.6	30.4	30.9	30.3	30.5	1%	3%
EOP Loans	$143.2	$145.8	$148.0	$145.2	$148.4	2%	4%

Net Interest Revenue (in millions) (1)	$2,737	$2,756	$2,705	$2,649	$2,558	(3)%	(7)%
As a % of Average Loans	7.72%	7.58%	7.46%	7.33%	6.89%

Net Credit Losses (in millions)	$325	$375	$338	$299	$336	12%	3%
As a % of Average Loans	0.92%	1.03%	0.93%	0.83%	0.90%
Loans 90+ Days Past Due (in millions) (2)	$882	$879	$863	$849	$872	3%	(1)%
As a % of EOP Loans	0.62%	0.61%	0.59%	0.59%	0.59%
Loans 30-89 Days Past Due (in millions) (2)	$1,154	$1,112	$1,191	$1,085	$1,109	2%	(4)%
As a % of EOP Loans	0.81%	0.77%	0.81%	0.75%	0.75%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3) (4)
EOP Open Accounts	133.8	133.8	133.0	128.3	141.8	11%	6%
Purchase Sales (in billions)	$87.7	$94.8	$83.9	$91.2	$90.2	(1)%	3%

Average Loans (in billions) (5)	$144.5	$145.2	$143.8	$137.5	$138.3	1%	(4)%
EOP Loans (in billions) (5)	$145.9	$149.6	$141.7	$138.5	$144.7	4%	(1)%
Average Yield (6)	13.64%	13.64%	13.75%	13.62%	13.87%
Net Interest Revenue (7)	$4,467	$4,552	$4,466	$4,423	$4,548	3%	2%
As a % of Average Loans (7)	12.58%	12.75%	12.88%	12.90%	13.05%
Net Credit Losses	$1,623	$1,564	$1,571	$1,486	$1,394	(6)%	(14)%
As a % of Average Loans	4.57%	4.38%	4.53%	4.33%	4.00%
Net Credit Margin (8)	$3,649	$3,817	$3,629	$3,678	$3,892	6%	7%
As a % of Average Loans (8)	10.27%	10.69%	10.47%	10.73%	11.16%
Loans 90+ Days Past Due	$2,142	$2,202	$2,078	$1,795	$1,885	5%	(12)%
As a % of EOP Loans	1.47%	1.47%	1.47%	1.30%	1.30%
Loans 30-89 Days Past Due	$2,385	$2,397	$2,198	$1,882	$2,146	14%	(10)%
As a % of EOP Loans	1.63%	1.60%	1.55%	1.36%	1.48%

(1)	Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See Note 1 on North America Global Consumer Banking on page 10.

(3)

Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Brazil Credicard.

(4)	Includes the results of Best Buy’s card services from September 6, 2013 forward.
(5)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(6)	Average yield is gross interest revenue earned divided by average loans.
(7)	Net interest revenue includes certain fees that are recorded as interest revenue.
(8)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$4,149	$4,216	$4,152	$4,065	$4,137	2%	—	$12,245	$12,354	1%
Non-Interest Revenue	1,219	1,097	958	987	601	(39)%	(51)%	3,391	2,546	(25)%
Total Revenues, Net of Interest Expense	5,368	5,313	5,110	5,052	4,738	(6)%	(12)%	15,636	14,900	(5)%
Total Operating Expenses	2,464	2,675	2,429	2,384	2,358	(1)%	(4)%	7,256	7,171	(1)%
Net Credit Losses	1,351	1,265	1,255	1,190	1,083	(9)%	(20)%	4,491	3,528	(21)%
Credit Reserve Build / (Release)	(519)	(215)	(370)	(351)	(228)	35%	56%	(2,174)	(949)	56%
Provision for Unfunded Lending Commitments	1	—	—	—	3	—	NM	1	3	NM
Provision for Benefits & Claims	19	18	14	13	17	31%	(11)%	52	44	(15)%
Provision for Loan Losses and for Benefits and Claims	852	1,068	899	852	875	3%	3%	2,370	2,626	11%
Income from Continuing Operations before Taxes	2,052	1,570	1,782	1,816	1,505	(17)%	(27)%	6,010	5,103	(15)%
Income Taxes (benefits)	775	590	669	692	573	(17)%	(26)%	2,262	1,934	(15)%
Income from Continuing Operations	1,277	980	1,113	1,124	932	(17)%	(27)%	3,748	3,169	(15)%
Noncontrolling Interests	1	—	—	1	—	(100)%	(100)%	1	1	—
Net Income	$1,276	$980	$1,113	$1,123	$932	(17)%	(27)%	$3,747	$3,168	(15)%
Average Assets (in billions of dollars)	$174	$175	$176	$172	$173	1%	(1)%	$171	$174	2%
Return on Average Assets	2.92%	2.23%	2.56%	2.62%	2.14%			2.93%	2.43%
Efficiency Ratio	46%	50%	48%	47%	50%			46%	48%

Net Credit Losses as a % of Average Loans	3.60%	3.35%	3.40%	3.29%	2.88%			4.00%	3.19%

Revenue by Business
Retail Banking	$1,740	$1,667	$1,573	$1,591	$1,123	(29)%	(35)%	$5,019	$4,287	(15)%
Citi-Branded Cards	2,087	2,113	2,026	1,978	2,087	6%	—	6,121	6,091	—
Citi Retail Services	1,541	1,533	1,511	1,483	1,528	3%	(1)%	4,496	4,522	1%
Total	$5,368	$5,313	$5,110	$5,052	$4,738	(6)%	(12)%	$15,636	$14,900	(5)%

Net Credit Losses by Business
Retail Banking	$72	$51	$55	$44	$38	(14)%	(47)%	$196	$137	(30)%
Citi-Branded Cards	745	700	692	665	610	(8)%	(18)%	2,487	1,967	(21)%
Citi Retail Services	534	514	508	481	435	(10)%	(19)%	1,808	1,424	(21)%
Total	$1,351	$1,265	$1,255	$1,190	$1,083	(9)%	(20)%	$4,491	$3,528	(21)%

Income (loss) from Continuing Operations by Business
Retail Banking	$342	$231	$229	$274	$(22)	NM	NM	$1,013	$481	(53)%
Citi-Branded Cards	555	460	448	457	565	24%	2%	1,560	1,470	(6)%
Citi Retail Services	380	289	436	393	389	(1)%	2%	1,175	1,218	4%
Total	$1,277	$980	$1,113	$1,124	$932	(17)%	(27)%	$3,748	$3,169	(15)%

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,017	999	981	983	983	—	(3)%
Accounts (in millions)	12.4	12.4	12.2	12.0	12.1	1%	(2)%
Investment Sales	$2.8	$2.9	$4.0	$3.9	$3.1	(21)%	11%
Investment AUMs	$29.9	$29.9	$31.6	$31.4	$32.3	3%	8%

Average Deposits	$154.4	$160.0	$163.8	$165.1	$166.5	1%	8%

Average Loans	$41.3	$42.2	$43.2	$41.0	$42.9	5%	4%

EOP Loans:
Real Estate Lending	$33.0	$33.7	$33.9	$32.2	$33.6	4%	2%
Commercial Markets	7.4	7.9	8.2	8.4	8.5	1%	15%
Personal and Other	1.1	1.1	1.0	1.1	1.1	—	—
Total EOP Loans	$41.5	$42.7	$43.1	$41.7	$43.2	4%	4%

Mortgage Originations	$14.5	$16.8	$18.0	$17.2	$14.5	(16)%	—

Third Party Mortgage Servicing Portfolio (EOP)	$184.9	$177.2	$175.8	$177.9	$180.3	1%	(2)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$684.2	$614.5	$561.6	$588.5	$167.0	(72)%	(76)%

Saleable Mortgage Rate Locks	$15.8	$12.7	$14.3	$13.0	$7.1	(45)%	(55)%

Net Interest Revenue on Loans (in millions)	$210	$239	$243	$242	$232	(4)%	10%
As a % of Avg. Loans	2.02%	2.25%	2.28%	2.37%	2.15%

Net Credit Losses (in millions)	$72	$51	$55	$44	$38	(14)%	(47)%
As a % of Avg. Loans	0.69%	0.48%	0.52%	0.43%	0.35%

Loans 90+ Days Past Due (in millions) (1)	$291	$280	$282	$285	$277	(3)%	(5)%
As a % of EOP Loans	0.72%	0.68%	0.68%	0.71%	0.66%
Loans 30-89 Days Past Due (in millions) (1)	$230	$223	$226	$217	$209	(4)%	(9)%
As a % of EOP Loans	0.57%	0.54%	0.54%	0.54%	0.50%

(1)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $738 million and ($1.2 billion), $742 million and ($1.4 billion), $736 million and ($1.5 billion), $728 million and ($1.3 billion) and $733 million and ($1.3 billion),  as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were, $122 million and ($1.2 billion), $122 million and ($1.4 billion), $121 million and ($1.5 billion), $144 million and ($1.3 billion) and $146 million and ($1.3 billion), as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	23.1	23.2	23.4	23.6	23.8	1%	3%
Purchase Sales (in billions)	$40.3	$41.6	$38.2	$41.9	$41.7	—	3%

Average Loans (in billions) (1)	$71.5	$71.1	$69.7	$68.4	$68.4	—	(4)%

EOP Loans (in billions) (1)	$72.2	$72.9	$69.2	$69.3	$68.8	(1)%	(5)%

Average Yield (2)	9.94%	10.02%	10.23%	10.11%	10.22%
Net Interest Revenue (3)	$1,664	$1,687	$1,649	$1,645	$1,690	3%	2%
As a % of Avg. Loans (3)	9.26%	9.44%	9.59%	9.65%	9.80%
Net Credit Losses	$745	$700	$692	$665	$610	(8)%	(18)%
As a % of Average Loans	4.15%	3.92%	4.03%	3.90%	3.54%
Net Credit Margin (4)	$1,334	$1,405	$1,329	$1,310	$1,470	12%	10%
As a % of Avg. Loans (4)	7.42%	7.86%	7.73%	7.68%	8.53%
Loans 90+ Days Past Due	$760	$786	$732	$663	$628	(5)%	(17)%
As a % of EOP Loans	1.05%	1.08%	1.06%	0.96%	0.91%
Loans 30-89 Days Past Due	$744	$771	$679	$588	$650	11%	(13)%
As a % of EOP Loans	1.03%	1.06%	0.98%	0.85%	0.94%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1) (5)
EOP Open Accounts	79.3	78.9	77.8	76.1	89.7	18%	13%
Purchase Sales (in billions)	$17.5	$20.4	$15.3	$18.3	$18.1	(1)%	3%

Average Loans (in billions) (1)	$36.5	$37.0	$36.7	$35.8	$37.8	6%	4%
EOP Loans (in billions) (1)	$36.6	$38.6	$35.4	$36.0	$43.0	19%	17%

Average Yield (2)	18.26%	18.04%	18.28%	17.89%	17.33%
Net Interest Revenue (3)	$1,634	$1,660	$1,652	$1,587	$1,682	6%	3%
As a % of Avg. Loans (3)	17.81%	17.85%	18.26%	17.78%	17.65%
Net Credit Losses	$534	$514	$508	$481	$435	(10)%	(19)%
As a % of Average Loans	5.82%	5.53%	5.61%	5.39%	4.57%
Net Credit Margin (4)	$997	$1,009	$994	$993	$1,082	9%	9%
As a % of Avg. Loans (4)	10.87%	10.85%	10.98%	11.13%	11.36%
Loans 90+ Days Past Due	$716	$721	$651	$556	$708	27%	(1)%
As a % of EOP Loans	1.96%	1.87%	1.84%	1.54%	1.65%
Loans 30-89 Days Past Due	$823	$789	$685	$615	$839	36%	2%
As a % of EOP Loans	2.25%	2.04%	1.94%	1.71%	1.95%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is gross interest revenue earned divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(5)	Includes the results of Best Buy’s card services from September 6, 2013 forward.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$251	$258	$246	$237	$226	(5)%	(10)%	$752	$709	(6)%
Non-Interest Revenue	123	126	122	127	133	5%	8%	349	382	9%
Total Revenues, Net of Interest Expense	374	384	368	364	359	(1)%	(4)%	1,101	1,091	(1)%
Total Operating Expenses	335	402	344	333	306	(8)%	(9)%	1,031	983	(5)%
Net Credit Losses	29	33	29	(1)	21	NM	(28)%	72	49	(32)%
Credit Reserve Build / (Release)	2	11	(11)	(9)	3	NM	50%	(16)	(17)	(6)%
Provision for Unfunded Lending Commitments	—	—	1	(1)	—	100%	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	31	44	19	(11)	24	NM	(23)%	55	32	(42)%
Income (loss) from Continuing Operations before Taxes	8	(62)	5	42	29	(31)%	NM	15	76	NM
Income Taxes (benefits)	2	(19)	(2)	14	10	(29)%	NM	9	22	NM
Income from Continuing Operations	6	(43)	7	28	19	(32)%	NM	6	54	NM
Noncontrolling Interests	2	—	3	5	3	(40)%	50%	4	11	NM
Net Income	$4	$(43)	$4	$23	$16	(30)%	NM	$2	$43	NM
Average Assets (in billions of dollars)	$9	$9	$10	$10	$9	(10)%	—	$9	$10	11%
Return on Average Assets	0.18%	(1.90)%	0.16%	0.92%	0.71%			0.03%	0.57%
Efficiency Ratio	90%	105%	93%	91%	85%			94%	90%

Net Credit Losses as a % of Average Loans	1.54%	1.66%	1.47%	(0.05)%	1.08%			1.30%	0.83%

Revenue by Business
Retail Banking	$220	$227	$215	$214	$219	2%	—	$646	$648	—
Citi-Branded Cards	154	157	153	150	140	(7)%	(9)%	455	443	(3)%
Total	$374	$384	$368	$364	$359	(1)%	(4)%	$1,101	$1,091	(1)%

Net Credit Losses by Business
Retail Banking	$12	$15	$9	$(2)	$11	NM	(8)%	$31	$18	(42)%
Citi-Branded Cards	17	18	20	1	10	NM	(41)%	41	31	(24)%
Total	$29	$33	$29	$(1)	$21	NM	(28)%	$72	$49	(32)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(14)	$(43)	$(8)	$—	$(2)	—	86%	$(49)	$(10)	80%
Citi-Branded Cards	20	—	15	28	21	(25)%	5%	55	64	16%
Total	$6	$(43)	$7	$28	$19	(32)%	NM	$6	$54	NM

FX Translation Impact:
Total Revenue - as Reported	$374	$384	$368	$364	$359	(1)%	(4)%	$1,101	$1,091	(1)%
Impact of FX Translation (1)	(2)	(10)	(8)	(1)	—			(11)	—
Total Revenues - Ex-FX (2)	$372	$374	$360	$363	$359	(1)%	(3)%	$1,090	$1,091	—

Total Operating Expenses - as Reported	$335	$402	$344	$333	$306	(8)%	(9)%	$1,031	$983	(5)%
Impact of FX Translation (1)	(4)	(12)	(8)	—	—			(14)	—
Total Operating Expenses - Ex-FX (2)	$331	$390	$336	$333	$306	(8)%	(8)%	$1,017	$983	(3)%

Provisions for LLR & PBC - as Reported	$31	$44	$19	$(11)	$24	NM	(23)%	$55	$32	(42)%
Impact of FX Translation (1)	—	(2)	(1)	—	—			1	—
Provisions for LLR & PBC - Ex-FX (2)	$31	$42	$18	$(11)	$24	NM	(23)%	$56	$32	(43)%

(1)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.
(2)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	234	228	222	222	201	(9)%	(14)%
Accounts (in millions)	3.9	3.9	3.9	3.8	3.6	(5)%	(8)%
Average Deposits	$12.7	$12.7	$13.0	$13.0	$12.0	(8)%	(6)%
Investment Sales	$1.1	$1.3	$1.1	$1.0	$0.7	(30)%	(36)%
Investment AUMs	$5.4	$5.8	$6.0	$6.2	$6.2	—	15%
Average Loans	$4.7	$5.0	$5.1	$5.3	$5.6	6%	19%
EOP Loans:
Real Estate Lending	$0.3	$0.3	$0.3	$0.3	$0.4	33%	33%
Commercial Markets	2.1	2.1	2.2	2.3	2.6	13%	24%
Personal and Other	2.5	2.7	2.7	2.7	2.5	(7)%	––
Total EOP Loans	$4.9	$5.1	$5.2	$5.3	$5.5	4%	12%

Net Interest Revenue (in millions) (1)	$140	$142	$135	$130	$124	(5)%	(11)%
As a % of Average Loans (1)	11.85%	11.30%	10.74%	9.84%	8.78%
Net Credit Losses (in millions)	$12	$15	$9	$(2)	$11	NM	(8)%
As a % of Average Loans	1.02%	1.19%	0.72%	(0.15)%	0.78%
Loans 90+ Days Past Due (in millions)	$50	$48	$43	$41	$38	(7)%	(24)%
As a % of EOP Loans	1.02%	0.94%	0.83%	0.77%	0.69%
Loans 30-89 Days Past Due (in millions)	$79	$77	$70	$68	$57	(16)%	(28)%
As a % of EOP Loans	1.61%	1.51%	1.35%	1.28%	1.04%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.5	2.8	2.8	2.8	2.2	(21)%	(12)%
Purchase Sales (in billions)	$2.8	$3.1	$2.9	$3.0	$2.5	(17)%	(11)%
Average Loans (2)	$2.8	$2.9	$2.9	$2.8	$2.1	(25)%	(25)%
EOP Loans (2)	$2.9	$2.9	$2.8	$2.8	$2.4	(14)%	(17)%
Average Yield (3)	19.24%	19.10%	18.87%	18.42%	20.96%

Net Interest Revenue (in millions) (4)	$111	$116	$111	$107	$102	(5)%	(8)%
As a % of Avg. Loans (4)	15.77%	15.91%	15.52%	15.33%	19.27%
Net Credit Losses (in millions)	$17	$18	$20	$1	$10	NM	(41)%
As a % of Average Loans	2.42%	2.47%	2.80%	0.14%	1.89%
Net Credit Margin (in millions) (5)	$137	$139	$133	$149	$130	(13)%	(5)%
As a % of Avg. Loans (5)	19.47%	19.07%	18.60%	21.34%	24.56%
Loans 90+ Days Past Due (in millions)	$45	$48	$45	$44	$34	(23)%	(24)%
As a % of EOP Loans	1.55%	1.66%	1.61%	1.57%	1.42%
Loans 30-89 Days Past Due (in millions)	$68	$63	$60	$57	$44	(23)%	(35)%
As a % of EOP Loans	2.34%	2.17%	2.14%	2.04%	1.83%

(1)   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average yield is gross interest revenue earned divided by average loans.

(4)   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,532	$1,566	$1,546	$1,580	$1,580	—	3%	$4,495	$4,706	5%
Non-Interest Revenue	658	719	765	747	696	(7)%	6%	1,978	2,208	12%
Total Revenues, Net of Interest Expense	2,190	2,285	2,311	2,327	2,276	(2)%	4%	6,473	6,914	7%
Total Operating Expenses	1,266	1,459	1,308	1,307	1,285	(2)%	2%	3,727	3,900	5%
Net Credit Losses	351	406	419	416	434	4%	24%	999	1,269	27%
Credit Reserve Build / (Release)	36	32	38	104	168	62%	NM	222	310	40%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	46	46	49	33	34	3%	(26)%	121	116	(4)%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	433	484	506	553	636	15%	47%	1,342	1,695	26%
Income from Continuing Operations before Taxes	491	342	497	467	355	(24)%	(28)%	1,404	1,319	(6)%
Income Taxes	117	(42)	117	96	66	(31)%	(44)%	320	279	(13)%
Income from Continuing Operations	374	384	380	371	289	(22)%	(23)%	1,084	1,040	(4)%
Noncontrolling Interests	—	—	2	—	1	—	—	(2)	3	NM
Net Income	$374	$384	$378	$371	$288	(22)%	(23)%	$1,086	$1,037	(5)%
Average Assets (in billions of dollars)	$79	$82	$86	$80	$80	—	1%	$80	$82	3%
Return on Average Assets (1)	1.98%	1.95%	1.86%	1.86%	1.43%			1.90%	1.72%
Efficiency Ratio	58%	64%	57%	56%	56%			58%	56%

Net Credit Losses as a % of Average Loans (1)	3.74%	4.16%	4.15%	4.03%	4.18%			3.68%	4.18%

Revenue by Business
Retail Banking	$1,469	$1,509	$1,547	$1,538	$1,487	(3)%	1%	$4,348	$4,572	5%
Citi-Branded Cards	721	776	764	789	789	—	9%	2,125	2,342	10%
Total	$2,190	$2,285	$2,311	$2,327	$2,276	(2)%	4%	$6,473	$6,914	7%

Net Credit Losses by Business
Retail Banking	$160	$210	$207	$204	$209	2%	31%	$438	$620	42%
Citi-Branded Cards	191	196	212	212	225	6%	18%	561	649	16%
Total	$351	$406	$419	$416	$434	4%	24%	$999	$1,269	27%

Income (loss) from Continuing Operations by Business
Retail Banking	$222	$233	$248	$211	$144	(32)%	(35)%	$676	$603	(11)%
Citi-Branded Cards	152	151	132	160	145	(9)%	(5)%	408	437	7%
Total	$374	$384	$380	$371	$289	(22)%	(23)%	$1,084	$1,040	(4)%

FX Translation Impact:
Total Revenue - as Reported	$2,190	$2,285	$2,311	$2,327	$2,276	(2)%	4%	$6,473	$6,914	7%
Impact of FX Translation (2)	(41)	(56)	(106)	(79)	—			19	—
Total Revenues - Ex-FX (3)	$2,149	$2,229	$2,205	$2,248	$2,276	1%	6%	$6,492	$6,914	7%

Total Operating Expenses - as Reported	$1,266	$1,459	$1,308	$1,307	$1,285	(2)%	2%	$3,727	$3,900	5%
Impact of FX Translation (2)	(28)	(44)	(60)	(42)	—			(20)	—
Total Operating Expenses - Ex-FX (3)	$1,238	$1,415	$1,248	$1,265	$1,285	2%	4%	$3,707	$3,900	5%

Provisions for LLR & PBC - as Reported	$433	$484	$506	$553	$636	15%	47%	$1,342	$1,695	26%
Impact of FX Translation (2)	(10)	(15)	(25)	(20)	—			(6)	—
Provisions for LLR & PBC - Ex-FX (3)	$423	$469	$481	$533	$636	19%	50%	$1,336	$1,695	27%

(1)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Brazil Credicard.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,200	2,181	2,139	2,040	2,031	—	(8)%
Accounts (in millions)	32.1	31.8	31.8	32.2	32.0	(1)%	—
Average Deposits	$44.6	$45.4	$46.4	$45.7	$45.6	—	2%
Investment Sales	$10.4	$9.9	$10.9	$11.5	$11.2	(3)%	8%
Investment AUMs	$66.3	$67.6	$72.2	$67.6	$69.1	2%	4%
Average Loans	$26.6	$27.7	$29.4	$29.9	$29.6	(1)%	11%
EOP Loans:
Real Estate Lending	$5.3	$5.4	$5.9	$5.7	$5.4	(5)%	2%
Commercial Markets	12.3	12.8	13.5	13.3	13.0	(2)%	6%
Personal and Other	9.9	10.1	10.9	10.7	11.0	3%	11%
Total EOP Loans	$27.5	$28.3	$30.3	$29.7	$29.4	(1)%	7%

Net Interest Revenue (in millions) (1)	$975	$990	$990	$978	$978	—	—
As a % of Average Loans (1)	14.58%	14.22%	13.66%	13.12%	13.11%
Net Credit Losses (in millions)	$160	$210	$207	$204	$209	2%	31%
As a % of Average Loans	2.39%	3.02%	2.86%	2.74%	2.80%
Loans 90+ Days Past Due (in millions)	$322	$323	$309	$318	$347	9%	8%
As a % of EOP Loans	1.17%	1.14%	1.02%	1.07%	1.18%
Loans 30-89 Days Past Due (in millions)	$412	$353	$427	$368	$445	21%	8%
As a % of EOP Loans	1.50%	1.25%	1.41%	1.24%	1.51%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	13.0	12.9	12.9	9.4	9.5	1%	(27)%
Purchase Sales (in billions)	$8.0	$9.0	$8.2	$8.6	$8.7	1%	9%
Average Loans (in billions) (3)	$13.9	$14.3	$14.7	$11.5	$11.6	1%	(17)%
EOP Loans (in billions) (3)	$14.2	$14.8	$14.9	$11.5	$11.8	3%	(17)%
Average Yield (4)	22.57%	22.12%	21.23%	21.71%	21.60%

Net Interest Revenue (in millions) (5)	$557	$576	$556	$602	$602	—	8%
As a % of Average Loans (5)	20.71%	20.64%	19.61%	21.00%	20.59%
Net Credit Losses (in millions)	$191	$196	$212	$212	$225	6%	18%
As a % of Average Loans	7.10%	7.02%	7.48%	7.39%	7.70%
Net Credit Margin (in millions) (6)	$530	$580	$552	$577	$564	(2)%	6%
As a % of Average Loans (6)	19.71%	20.79%	19.47%	20.12%	19.29%
Loans 90+ Days Past Due (in millions)	$401	$413	$418	$323	$326	1%	(19)%
As a % of EOP Loans	2.82%	2.79%	2.81%	2.81%	2.76%
Loans 30-89 Days Past Due (in millions)	$416	$432	$449	$335	$346	3%	(17)%
As a % of EOP Loans	2.93%	2.92%	3.01%	2.91%	2.93%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2) Additional Historically Adjusted impact from the announced sale of Brazil Credicard

EOP Open Accounts (in millions) - As Disclosed	13.0	12.9	12.9	9.4	9.5	1%	(27)%
Impact of Announced Brazil Credicard Sale	(3.9)	(3.8)	(3.9)	—	—
EOP Open Accounts - Historically Adjusted	9.1	9.1	9.0	9.4	9.5	1%	4%

Average Loans - As Disclosed	$13.9	$14.3	$14.7	$11.5	$11.6	1%	(17)%
Impact of Announced Brazil Credicard Sale	(3.2)	(3.2)	(3.2)	—	—
Average Loans - Historically Adjusted	$10.7	$11.1	$11.5	$11.5	$11.6	1%	8%

EOP Loans - As Disclosed	$14.2	$14.8	$14.9	$11.5	$11.8	3%	(17)%
Impact of Announced Brazil Credicard Sale	(3.2)	(3.4)	(3.1)	—	—
EOP Loans - Historically Adjusted	$11.0	$11.4	$11.8	$11.5	$11.8	3%	7%

Loans 90+ Days Past Due (in millions) - as disclosed	$401	$413	$418	$323	$326	1%	(19)%
Impact of Announced Brazil Credicard Sale	(122)	(111)	(102)	—	—
Loans 90+ Days Past Due - Historically Adjusted	$279	$302	$316	$323	$326	1%	17%
As a % of Historically Adjusted EOP Loans	2.54%	2.65%	2.68%	2.81%	2.76%

Loans 30-89 Days Past Due (in millions) - as disclosed	$416	$432	$449	$335	$346	3%	(17)%
Impact of Announced Brazil Credicard Sale	(116)	(113)	(126)	—	—
Loans 30-89 Days Past Due - Historically Adjusted	$300	$319	$323	$335	$346	3%	15%
As a % of Historically Adjusted EOP Loans	2.73%	2.80%	2.74%	2.91%	2.93%

Average Assets - As Disclosed on prior page	$79.0	$82.0	$86.0	$80.0	$80.0	—	1%
Impact of Announced Brazil Credicard Sale	(3.8)	(3.8)	(3.8)	—	—
Average Assets - Historically Adjusted	$75.2	$78.2	$82.2	$80.0	$80.0	—	6%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. See above for the historically adjusted impact of the announced Brazil Credicard sale.  September 30, 2013 and June 30, 2013 balances already exclude Brazil Credicard amounts.

(3)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)          Average yield is gross interest revenue earned divided by average loans.

(5)          Net interest revenue includes certain fees that are recorded as interest revenue.

(6)          Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,272	$1,268	$1,227	$1,190	$1,163	(2)%	(9)%	$3,886	$3,580	(8)%
Non-Interest Revenue	711	727	733	778	699	(10)%	(2)%	2,047	2,210	8%
Total Revenues, Net of Interest Expense	1,983	1,995	1,960	1,968	1,862	(5)%	(6)%	5,933	5,790	(2)%
Total Operating Expenses	1,206	1,246	1,128	1,107	1,099	(1)%	(9)%	3,520	3,334	(5)%
Net Credit Losses	217	235	206	180	192	7%	(12)%	606	578	(5)%
Credit Reserve Build / (Release)	(34)	20	3	19	(28)	NM	18%	(56)	(6)	89%
Provision for Unfunded Lending Commitments	—	—	14	10	12	20%	—	—	36	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	183	255	223	209	176	(16)%	(4)%	550	608	11%
Income from Continuing Operations before Taxes	594	494	609	652	587	(10)%	(1)%	1,863	1,848	(1)%
Income Taxes	144	98	192	220	201	(9)%	40%	463	613	32%
Income from Continuing Operations	450	396	417	432	386	(11)%	(14)%	1,400	1,235	(12)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$450	$396	$417	$432	$386	(11)%	(14)%	$1,400	$1,235	(12)%
Average Assets (in billions of dollars)	$127	$129	$128	$129	$129	—	2%	$126	$129	2%
Return on Average Assets	1.41%	1.22%	1.32%	1.34%	1.19%			1.48%	1.28%
Efficiency Ratio	61%	62%	58%	56%	59%			59%	58%

Net Credit Losses as a % of Average Loans	0.98%	1.04%	0.94%	0.82%	0.87%			0.92%	0.88%

Revenue by Business
Retail Banking	$1,196	$1,175	$1,200	$1,192	$1,102	(8)%	(8)%	$3,591	$3,494	(3)%
Citi-Branded Cards	787	820	760	776	760	(2)%	(3)%	2,342	2,296	(2)%
Total	$1,983	$1,995	$1,960	$1,968	$1,862	(5)%	(6)%	$5,933	$5,790	(2)%

Net Credit Losses by Business
Retail Banking	$81	$99	$67	$53	$78	47%	(4)%	$218	$198	(9)%
Citi-Branded Cards	136	136	139	127	114	(10)%	(16)%	388	380	(2)%
Total	$217	$235	$206	$180	$192	7%	(12)%	$606	$578	(5)%

Income from Continuing Operations by Business
Retail Banking	$252	$189	$257	$238	$193	(19)%	(23)%	$798	$688	(14)%
Citi-Branded Cards	198	207	160	194	193	(1)%	(3)%	602	547	(9)%
Total	$450	$396	$417	$432	$386	(11)%	(14)%	$1,400	$1,235	(12)%

FX Translation Impact:
Total Revenue - as Reported	$1,983	$1,995	$1,960	$1,968	$1,862	(5)%	(6)%	$5,933	$5,790	(2)%
Impact of FX Translation (1)	(87)	(104)	(81)	(41)	—			(143)	—
Total Revenues - Ex-FX (2)	$1,896	$1,891	$1,879	$1,927	$1,862	(3)%	(2)%	$5,790	$5,790	—

Total Operating Expenses - as Reported	$1,206	$1,246	$1,128	$1,107	$1,099	(1)%	(9)%	$3,520	$3,334	(5)%
Impact of FX Translation (1)	(57)	(65)	(40)	(14)	—			(113)	—
Total Operating Expenses - Ex-FX (2)	$1,149	$1,181	$1,088	$1,093	$1,099	1%	(4)%	$3,407	$3,334	(2)%

Provisions for LLR & PBC - as Reported	$183	$255	$223	$209	$176	(16)%	(4)%	$550	$608	11%
Impact of FX Translation (1)	(12)	(16)	(15)	(6)	—			(8)	—
Provisions for LLR & PBC - Ex-FX (2)	$171	$239	$208	$203	$176	(13)%	3%	$542	$608	12%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	618	600	574	571	562	(2)%	(9)%
Accounts (in millions)	16.8	16.9	16.9	16.9	17.0	1%	1%
Average Deposits	$112.5	$110.1	$107.0	$102.3	$100.2	(2)%	(11)%
Investment Sales	$9.2	$9.0	$12.0	$11.3	$8.6	(24)%	(7)%
Investment AUMs	$49.8	$52.0	$54.3	$51.4	$54.7	6%	10%
Average Loans	$68.5	$69.7	$69.3	$68.8	$69.2	1%	1%
EOP Loans:
Real Estate Lending	$36.3	$36.6	$36.4	$35.6	$37.0	4%	2%
Commercial Markets	16.9	16.6	16.7	17.1	17.4	2%	3%
Personal and Other	16.1	16.5	16.3	15.8	15.9	1%	(1)%
Total EOP Loans	$69.3	$69.7	$69.4	$68.5	$70.3	3%	1%

Net Interest Revenue (in millions) (1)	$771	$755	$729	$708	$691	(2)%	(10)%
As a % of Average Loans (1)	4.48%	4.31%	4.27%	4.13%	3.96%
Net Credit Losses (in millions)	$81	$99	$67	$53	$78	47%	(4)%
As a % of Average Loans	0.47%	0.57%	0.39%	0.31%	0.45%
Loans 90+ Days Past Due (in millions)	$219	$228	$229	$205	$210	2%	(4)%
As a % of EOP Loans	0.32%	0.33%	0.33%	0.30%	0.30%
Loans 30-89 Days Past Due (in millions)	$433	$459	$468	$432	$398	(8)%	(8)%
As a % of EOP Loans	0.62%	0.66%	0.67%	0.63%	0.57%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.9	16.0	16.1	16.4	16.6	1%	4%
Purchase Sales (in billions)	$19.1	$20.7	$19.3	$19.4	$19.2	(1)%	1%
Average Loans (in billions) (2)	$19.8	$19.9	$19.8	$19.0	$18.4	(3)%	(7)%
EOP Loans (in billions) (2)	$20.0	$20.4	$19.4	$18.9	$18.7	(1)%	(7)%
Average Yield (3)	12.89%	12.88%	12.69%	12.48%	12.33%

Net Interest Revenue (in millions) (4)	$501	$513	$498	$482	$472	(2)%	(6)%
As a % of Average Loans (4)	10.07%	10.26%	10.20%	10.18%	10.18%
Net Credit Losses (in millions)	$136	$136	$139	$127	$114	(10)%	(16)%
As a % of Average Loans	2.73%	2.72%	2.85%	2.68%	2.46%
Net Credit Margin (in millions) (5)	$651	$684	$621	$649	$646	—	(1)%
As a % of Average Loans (5)	13.08%	13.67%	12.72%	13.70%	13.93%
Loans 90+ Days Past Due	$220	$234	$232	$209	$189	(10)%	(14)%
As a % of EOP Loans	1.10%	1.15%	1.20%	1.11%	1.01%
Loans 30-89 Days Past Due	$334	$342	$325	$287	$267	(7)%	(20)%
As a % of EOP Loans	1.67%	1.68%	1.68%	1.52%	1.43%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Commissions and Fees	$1,011	$1,085	$1,179	$1,156	$1,115	(4)%	10%	3,233	3,450	7%
Administration and Other Fiduciary Fees	663	689	694	696	637	(8)%	(4)%	2,101	2,027	(4)%
Investment Banking	1,000	1,014	1,085	983	842	(14)%	(16)%	2,604	2,910	12%
Principal Transactions	731	49	2,415	2,407	814	(66)%	11%	4,081	5,636	38%
Other	37	(41)	359	368	131	(64)%	NM	(42)	858	NM
Total Non-Interest Revenue	3,442	2,796	5,732	5,610	3,539	(37)%	3%	11,977	14,881	24%
Net Interest Revenue (including Dividends)	4,024	4,183	3,852	3,963	3,823	(4)%	(5)%	11,774	11,638	(1)%
Total Revenues, Net of Interest Expense	7,466	6,979	9,584	9,573	7,362	(23)%	(1)%	23,751	26,519	12%
Total Operating Expenses	4,869	5,264	4,988	4,937	4,795	(3)%	(2)%	14,935	14,720	(1)%
Net Credit Losses	143	75	39	53	65	23%	(55)%	207	157	(24)%
Provision for Unfunded Lending Commitments	(26)	50	3	(19)	93	NM	NM	(11)	77	NM
Credit Reserve Build / (Release)	(149)	(41)	23	(64)	(19)	70%	87%	(4)	(60)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(32)	84	65	(30)	139	NM	NM	192	174	(9)%
Income from Continuing Operations before Taxes	2,629	1,631	4,531	4,666	2,428	(48)%	(8)%	8,624	11,625	35%
Income Taxes	622	142	1,406	1,476	633	(57)%	2%	2,020	3,515	74%
Income from Continuing Operations	2,007	1,489	3,125	3,190	1,795	(44)%	(11)%	6,604	8,110	23%
Noncontrolling Interests	14	23	50	23	19	(17)%	36%	105	92	(12)%
Net Income	$1,993	$1,466	$3,075	$3,167	$1,776	(44)%	(11)%	$6,499	$8,018	23%
Average Assets (in billions of dollars)	$1,047	$1,061	$1,070	$1,090	$1,052	(3)%	—	$1,039	$1,071	3%
Return on Average Assets	0.76%	0.55%	1.17%	1.17%	0.67%			0.84%	1.00%
Return on Average Assets (Excluding CVA/DVA) (1)	0.95%	0.67%	1.24%	1.06%	0.75%			0.99%	1.02%
Efficiency Ratio	65%	75%	52%	52%	65%			63%	56%

Revenue by Region
North America	$2,152	$2,114	$3,596	$3,266	$2,449	(25)%	14%	$6,913	$9,311	35%
EMEA	2,361	2,212	2,734	3,087	2,141	(31)%	(9)%	7,713	7,962	3%
Latin America	1,222	1,120	1,217	1,214	1,087	(10)%	(11)%	3,563	3,518	(1)%
Asia	1,731	1,533	2,037	2,006	1,685	(16)%	(3)%	5,562	5,728	3%
Total	$7,466	$6,979	$9,584	$9,573	$7,362	(23)%	(1)%	$23,751	$26,519	12%

Income from Continuing Operations by Region
North America	$412	$320	$1,281	$1,010	$533	(47)%	29%	$1,396	$2,824	NM
EMEA	616	432	668	1,016	388	(62)%	(37)%	2,112	2,072	(2)%
Latin America	506	397	476	529	430	(19)%	(15)%	1,494	1,435	(4)%
Asia	473	340	700	635	444	(30)%	(6)%	1,602	1,779	11%
Total	$2,007	$1,489	$3,125	$3,190	$1,795	(44)%	(11)%	$6,604	$8,110	23%

Average Loans by Region (in billions)
North America	$90	89	$91	$96	$100	4%	11%	$83	$95	14%
EMEA	54	53	53	56	54	(4)%	—	52	54	4%
Latin America	34	37	38	37	38	3%	12%	34	38	12%
Asia	65	62	60	64	67	5%	3%	63	64	2%
Total	$243	$241	$242	$253	$259	2%	7%	$232	$251	8%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the third quarter of 2012, fourth quarter of 2012, first quarter of 2013, second quarter of 2013 and third quarter of 2013 was $2,492 million, $1,782 million, $3,267 million, $2,883 million and $1,982 million, respectively.  See page 19 for the CVA/DVA for each period presented.  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,539	$2,704	$2,437	$2,573	$2,414	(6)%	(5)%	$7,247	$7,424	2%
Non-Interest Revenue	2,308	1,658	4,541	4,268	2,335	(45)%	1%	8,413	11,144	32%
Total Revenues, Net of Interest Expense	4,847	4,362	6,978	6,841	4,749	(31)%	(2)%	15,660	18,568	19%
Total Operating Expenses	3,479	3,668	3,564	3,495	3,367	(4)%	(3)%	10,748	10,426	(3)%
Net Credit Losses	56	75	35	37	49	32%	(13)%	93	121	30%
Provision for Unfunded Lending Commitments	(26)	50	3	(19)	111	NM	NM	(17)	95	NM
Credit Reserve Build / (Release)	(103)	(47)	34	(97)	(40)	59%	61%	(32)	(103)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(73)	78	72	(79)	120	NM	NM	44	113	NM
Income from Continuing Operations before Taxes	1,441	616	3,342	3,425	1,262	(63)%	(12)%	4,868	8,029	65%
Income Taxes (Benefits)	256	(81)	987	1,043	259	(75)%	1%	872	2,289	NM
Income from Continuing Operations	1,185	697	2,355	2,382	1,003	(58)%	(15)%	3,996	5,740	44%
Noncontrolling Interests	11	18	44	18	14	(22)%	27%	93	76	(18)%
Net Income	$1,174	$679	$2,311	$2,364	$989	(58)%	(16)%	$3,903	$5,664	45%
Average Assets (in billions of dollars)	905	917	926	933	885	(5)%	(2)%	901	915	2%
Return on Average Assets	0.52%	0.29%	1.01%	1.02%	0.44%			0.58%	0.83%
Return on Average Assets (Excluding CVA/DVA) (1)	0.74%	0.43%	1.10%	0.89%	0.54%			0.76%	0.84%
Efficiency Ratio	72%	84%	51%	51%	71%			69%	56%

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$196	$206	$204	$215	$167	(22)%	(15)%	$509	$586	15%
Equity Underwriting	143	163	225	266	174	(35)%	22%	466	665	43%
Debt Underwriting	594	634	634	558	498	(11)%	(16)%	1,690	1,690	—
Total Investment Banking	933	1,003	1,063	1,039	839	(19)%	(10)%	2,665	2,941	10%
Lending	167	119	309	424	230	(46)%	38%	750	963	28%
Equity Markets	522	465	826	942	710	(25)%	36%	1,999	2,478	24%
Fixed Income Markets	3,739	2,741	4,623	3,372	2,783	(17)%	(26)%	11,381	10,778	(5)%
Private Bank	609	596	629	645	614	(5)%	1%	1,798	1,888	5%
Other Securities and Banking	(324)	(52)	(162)	(43)	(95)	NM	71%	(956)	(300)	69%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	$5,646	$4,872	$7,288	$6,379	$5,081	(20)%	(10)%	$17,637	$18,748	6%

North America	$1,879	$1,743	$3,072	$2,507	$1,975	(21)%	5%	$5,868	$7,554	29%
EMEA	1,859	1,505	2,058	1,824	1,449	(21)%	(22)%	6,029	5,331	(12)%
Latin America	783	695	779	724	647	(11)%	(17)%	2,239	2,150	(4)%
Asia	1,125	929	1,379	1,324	1,010	(24)%	(10)%	3,501	3,713	6%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	5,646	4,872	7,288	6,379	5,081	(20)%	(10)%	17,637	18,748	6%

CVA/DVA {excluded as applicable in lines above}	(799)	(510)	(310)	462	(332)	NM	58%	(1,977)	(180)	91%
Total Revenues, Net of Interest Expense	$4,847	$4,362	$6,978	$6,841	$4,749	(31)%	(2)%	$15,660	$18,568	19%

Taxable-equivalent adjustments (3)	$310	$314	$302	$301	$269	(11)%	(13)%	$978	$872	(11)%

Total Securities and Banking Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (2) (3)	$5,956	$5,186	$7,590	$6,680	$5,350	(20)%	(10)%	$18,615	$19,620	5%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the third quarter of 2012, fourth quarter of 2012, first quarter of 2013, second quarter of 2013 and third quarter of 2013 was $1,673 million, $995 million, $2,503 million, $2,080 million and $1,195 million, respectively.  For the CVA/DVA for each period presented, see above.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments (See page 29).

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)
Net Interest Revenue	$1,485	$1,479	$1,415	$1,390	$1,409	1%	(5)%	$4,527	$4,214	(7)%
Non-Interest Revenue	1,134	1,138	1,191	1,342	1,204	(10)%	6%	3,564	3,737	5%
Total Revenues, Net of Interest Expense	2,619	2,617	2,606	2,732	2,613	(4)%	—	8,091	7,951	(2)%
Total Operating Expenses	1,390	1,596	1,424	1,442	1,428	(1)%	3%	4,187	4,294	3%
Net Credit Losses	87	—	4	16	16	—	(82)%	114	36	(68)%
Provision for Unfunded Lending Commitments	—	—	—	—	(18)	—	—	6	(18)	NM
Credit Reserve Build / (Release)	(46)	6	(11)	33	21	(36)%	NM	28	43	54%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	41	6	(7)	49	19	(61)%	(54)%	148	61	(59)%
Income from Continuing Operations before Taxes	1,188	1,015	1,189	1,241	1,166	(6)%	(2)%	3,756	3,596	(4)%
Income Taxes	366	223	419	433	374	(14)%	2%	1,148	1,226	7%
Income from Continuing Operations	822	792	770	808	792	(2)%	(4)%	2,608	2,370	(9)%
Noncontrolling Interests	3	5	6	5	5	—	67%	12	16	33%
Net Income	$819	$787	$764	$803	$787	(2)%	(4)%	$2,596	$2,354	(9)%
Average Assets (in billions of dollars)	$142	$144	$144	$157	$167	6%	18%	$138	$156	13%
Return on Average Assets	2.29%	2.17%	2.15%	2.05%	1.87%			2.51%	2.02%
Efficiency Ratio	53%	61%	55%	53%	55%			52%	54%

Revenue Details
Treasury and Trade Solutions	$1,953	$1,962	$1,922	$2,002	$1,945	(3)%	—	$6,044	$5,869	(3)%
Securities and Fund Services	666	655	684	730	668	(8)%	—	2,047	2,082	2%
Total	$2,619	$2,617	$2,606	$2,732	$2,613	(4)%	—	$8,091	$7,951	(2)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$107	$106	$100	$106	$110	4%	3%	$104	$105	1%
EMEA	132	142	139	142	144	1%	9%	125	142	14%
Latin America	38	45	45	46	47	2%	24%	36	46	28%
Asia	138	135	131	130	131	1%	(5)%	131	131	—
Total	$415	$428	$415	$424	$432	2%	4%	$396	$424	7%

EOP Assets Under Custody (in trillions of dollars)	$12.8	$13.2	$13.5	$13.4	$13.9	4%	9%

FX Translation Impact:
Total Revenue - as Reported	$2,619	$2,617	$2,606	$2,732	$2,613	(4)%	—	$8,091	$7,951	(2)%
Impact of FX Translation (1)	(49)	(58)	(50)	(23)	—			(112)	—
Total Revenues - Ex-FX (2)	$2,570	$2,559	$2,556	$2,709	$2,613	(4)%	2%	$7,979	$7,951	—

Total Expenses - as Reported	$1,390	$1,596	$1,424	$1,442	$1,428	(1)%	3%	$4,187	$4,294	3%
Impact of FX Translation (1)	(14)	(28)	(15)	(4)	—			(37)	—
Total Expenses - Ex-FX (2)	$1,376	$1,568	$1,409	$1,438	$1,428	(1)%	4%	$4,150	$4,294	3%

(1)      Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.

(2)      Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$(197)	$(210)	$(146)	$(137)	$(194)	(42)%	2%	$(366)	$(477)	(30)%
Non-Interest Revenue	198	104	139	240	225	(6)%	14%	542	604	11%
Total Revenues, Net of Interest Expense	1	(106)	(7)	103	31	(70)%	NM	176	127	(28)%
Total Operating Expenses	765	1,059	568	525	432	(18)%	(44)%	2,157	1,525	(29)%
Net Credit Losses	(1)	(1)	—	—	—	—	100%	1	—	(100)%
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	(1)	—	100%
Provision for Unfunded Lending Commitments	—	1	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(1)	—	—	—	—	—	100%	(1)	—	100%
Income from Continuing Operations before Taxes	(763)	(1,165)	(575)	(422)	(401)	5%	47%	(1,980)	(1,398)	29%
Income Taxes	(687)	(317)	(253)	(34)	(264)	NM	62%	(1,126)	(551)	51%
Income from Continuing Operations	(76)	(848)	(322)	(388)	(137)	65%	(80)%	(854)	(847)	1%
Income (Loss) from Discontinued Operations, net of taxes (2)	8	(85)	(33)	30	92	NM	NM	27	89	NM
Noncontrolling Interests	8	5	30	6	22	NM	NM	80	58	(28)%
Net Income (Loss)	$(76)	$(938)	$(385)	$(364)	$(67)	82%	12%	$(907)	$(816)	10%
EOP Assets (in billions of dollars)	$298	$243	$280	$290	$313	8%	5%
Average Assets (in billions of dollars)	$289	$283	$264	$270	$287	6%	(1)%	$285	$274	(4)%

(1)         Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)         See Footnote 3 on page 2.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$5,604	$5,707	$5,549	$5,457	$5,593	2%	—	$16,334	$16,599	2%
Non-Interest Revenue	1,916	1,720	3,157	2,861	1,594	(44)%	(17)%	6,215	7,612	22%
Total Revenues, Net of Interest Expense	7,520	7,427	8,706	8,318	7,187	(14)%	(4)%	22,549	24,211	7%
Total Operating Expenses	4,318	4,667	4,347	4,257	4,183	(2)%	(3)%	13,107	12,787	(2)%
Net Credit Losses	1,370	1,269	1,271	1,207	1,121	(7)%	(18)%	4,481	3,599	(20)%
Credit Reserve Build / (Release)	(574)	(293)	(424)	(331)	(329)	1%	43%	(2,224)	(1,084)	51%
Provision Unfunded Lending Commitments	(15)	44	3	(19)	94	NM	NM	(13)	78	NM
Provision for Benefits & Claims	19	18	14	13	17	31%	(11)%	52	44	(15)%
Provision for Credit Losses and for Benefits and Claims	800	1,038	864	870	903	4%	13%	2,296	2,637	15%
Income from Continuing Operations before Taxes	2,402	1,722	3,495	3,191	2,101	(34)%	(13)%	7,146	8,787	23%
Income Taxes	713	422	1,101	1,057	636	(40)%	(11)%	2,002	2,794	40%
Income from Continuing Operations	1,689	1,300	2,394	2,134	1,465	(31)%	(13)%	5,144	5,993	17%
Noncontrolling Interests	(7)	9	17	(2)	3	NM	NM	35	18	(49)%
Net Income	$1,696	$1,291	$2,377	$2,136	$1,462	(32)%	(14)%	$5,109	$5,975	17%
Average Assets (in billions of dollars)	$629	$635	$633	$638	$628	(2)%	—	$613	$633	3%
Return on Average Assets	1.07%	0.81%	1.52%	1.34%	0.92%			1.11%	1.26%
Efficiency Ratio	57%	63%	50%	51%	58%			58%	53%

Revenue by Business
Retail Banking	$1,740	$1,667	$1,573	$1,591	$1,123	(29)%	(35)%	$5,019	$4,287	(15)%
Citi-Branded Cards	2,087	2,113	2,026	1,978	2,087	6%	—	6,121	6,091	—
Citi Retail Services	1,541	1,533	1,511	1,483	1,528	3%	(1)%	4,496	4,522	1%
Global Consumer Banking	5,368	5,313	5,110	5,052	4,738	(6)%	(12)%	15,636	14,900	(5)%
Securities and Banking	1,533	1,481	2,970	2,599	1,835	(29)%	20%	4,992	7,404	48%
Transaction Services	619	633	626	667	614	(8)%	(1)%	1,921	1,907	(1)%
Total	$7,520	$7,427	$8,706	$8,318	$7,187	(14)%	(4)%	$22,549	$24,211	7%

CVA/DVA {included as applicable in businesses above}	(346)	(262)	(102)	92	(140)	NM	60%	(876)	(150)	83%
Total Revenues - Excluding CVA/DVA (2)	$7,866	$7,689	$8,808	$8,226	$7,327	(11)%	(7)%	$23,425	$24,361	4%

Income (loss) from Continuing Operations by Business
Retail Banking	$342	$231	$229	$274	$(22)	NM	NM	$1,013	$481	(53)%
Citi-Branded Cards	555	460	448	457	565	24%	2%	1,560	1,470	(6)%
Citi Retail Services	380	289	436	393	389	(1)%	2%	1,175	1,218	4%
Global Consumer Banking	1,277	980	1,113	1,124	932	(17)%	(27)%	3,748	3,169	(15)%
Securities and Banking	292	222	1,152	849	420	(51)%	44%	1,028	2,421	NM
Transaction Services	120	98	129	161	113	(30)%	(6)%	368	403	10%
Total	$1,689	$1,300	$2,394	$2,134	$1,465	(31)%	(13)%	$5,144	$5,993	17%

(1)         Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,261	$1,310	$1,166	$1,214	$1,068	(12)%	(15)%	$3,745	$3,448	(8)%
Non-Interest Revenue	1,474	1,286	1,936	2,237	1,432	(36)%	(3)%	5,069	5,605	11%
Total Revenues, Net of Interest Expense	2,735	2,596	3,102	3,451	2,500	(28)%	(9)%	8,814	9,053	3%
Total Operating Expenses	1,882	2,127	1,953	1,916	1,884	(2)%	—	5,739	5,753	—
Net Credit Losses	48	71	41	25	41	64%	(15)%	120	107	(11)%
Credit Reserve Build / (Release)	(47)	92	79	(64)	36	NM	NM	(10)	51	NM
Provision Unfunded Lending Commitments	(10)	6	1	(1)	(18)	NM	(80)%	2	(18)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(9)	169	121	(40)	59	NM	NM	112	140	25%
Income from Continuing Operations before Taxes	862	300	1,028	1,575	557	(65)%	(35)%	2,963	3,160	7%
Income Taxes	240	(89)	353	531	150	(72)%	(38)%	845	1,034	22%
Income from Continuing Operations	622	389	675	1,044	407	(61)%	(35)%	2,118	2,126	—
Noncontrolling Interests	23	16	36	30	18	(40)%	(22)%	73	84	15%
Net Income	$599	$373	$639	$1,014	$389	(62)%	(35)%	$2,045	$2,042	—
Average Assets (in billions of dollars)	$282	$293	$302	$312	$291	(7)%	3%	$292	$302	3%
Return on Average Assets	0.85%	0.51%	0.86%	1.30%	0.53%			0.94%	0.90%
Efficiency Ratio	69%	82%	63%	56%	75%			65%	64%

Revenue by Business
Retail Banking	$220	$227	$215	$214	$219	2%	—	$646	$648	—
Citi-Branded Cards	154	157	153	150	140	(7)%	(9)%	455	443	(3)%
Regional Consumer Banking	374	384	368	364	359	(1)%	(4)%	1,101	1,091	(1)%
Securities and Banking	1,517	1,349	1,873	2,166	1,268	(41)%	(16)%	5,088	5,307	4%
Transaction Services	844	863	861	921	873	(5)%	3%	2,625	2,655	1%
Total	$2,735	$2,596	$3,102	$3,451	$2,500	(28)%	(9)%	$8,814	$9,053	3%

CVA/DVA {included as applicable in businesses above}	(342)	(156)	(185)	342	(181)	NM	47%	(941)	(24)	97%
Total Revenues - Excluding CVA/DVA (2)	$3,077	$2,752	$3,287	$3,109	$2,681	(14)%	(13)%	$9,755	$9,077	(7)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(14)	$(43)	$(8)	$—	$(2)	—	86%	$(49)	$(10)	80%
Citi-Branded Cards	20	—	15	28	21	(25)%	5%	55	64	16%
Regional Consumer Banking	6	(43)	7	28	19	(32)%	NM	$6	$54	NM
Securities and Banking	348	133	445	787	133	(83)%	(62)%	1,227	1,365	11%
Transaction Services	268	299	223	229	255	11%	(5)%	885	707	(20)%
Total	$622	$389	$675	$1,044	$407	(61)%	(35)%	$2,118	$2,126	—

(1)	Regional results do not include Corporate/Other. See page 21 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,226	$2,316	$2,250	$2,359	$2,294	(3)%	3%	$6,552	$6,903	5%
Non-Interest Revenue	1,186	1,089	1,278	1,182	1,069	(10)%	(10)%	3,484	3,529	1%
Total Revenues, Net of Interest Expense	3,412	3,405	3,528	3,541	3,363	(5)%	(1)%	10,036	10,432	4%
Total Operating Expenses	1,694	1,984	1,789	1,787	1,719	(4)%	1%	5,001	5,295	6%
Net Credit Losses	356	427	424	423	443	5%	24%	1,036	1,290	25%
Credit Reserve Build / (Release)	60	35	57	49	153	NM	NM	225	259	15%
Provision Unfunded Lending Commitments	—	—	—	—	20	—	—	—	20	—
Provision for Benefits & Claims	46	46	49	33	34	3%	(26)%	121	116	(4)%
Provision for Credit Losses and for Benefits and Claims	462	508	530	505	650	29%	41%	1,382	1,685	22%
Income from Continuing Operations before Taxes	1,256	913	1,209	1,249	994	(20)%	(21)%	3,653	3,452	(6)%
Income Taxes	376	132	353	349	275	(21)%	(27)%	1,075	977	(9)%
Income from Continuing Operations	880	781	856	900	719	(20)%	(18)%	2,578	2,475	(4)%
Noncontrolling Interests	—	(3)	1	—	1	—	—	(3)	2	NM
Net Income	$880	$784	$855	$900	$718	(20)%	(18)%	$2,581	$2,473	(4)%
Average Assets (in billions of dollars)	$169	$175	$184	$180	$177	(2)%	5%	$167	$180	8%
Return on Average Assets	2.12%	1.82%	1.92%	2.01%	1.61%			2.11%	1.85%
Efficiency Ratio	50%	58%	51%	50%	51%			50%	51%

Revenue by Business
Retail Banking	$1,469	$1,509	$1,547	$1,538	$1,487	(3)%	1%	$4,348	$4,572	5%
Citi-Branded Cards	721	776	764	789	789	—	9%	2,125	2,342	10%
Regional Consumer Banking	2,190	2,285	2,311	2,327	2,276	(2)%	4%	$6,473	$6,914	7%
Securities and Banking	780	680	770	747	640	(14)%	(18)%	2,233	2,157	(3)%
Transaction Services	442	440	447	467	447	(4)%	1%	1,330	1,361	2%
Total	$3,412	$3,405	$3,528	$3,541	$3,363	(5)%	(1)%	$10,036	$10,432	4%

CVA/DVA {included as applicable in businesses above}	(3)	(15)	(9)	23	(7)	NM	NM	(6)	7	NM
Total Revenues - Excluding CVA/DVA (2)	$3,415	$3,420	$3,537	$3,518	$3,370	(4)%	(1)%	$10,042	$10,425	4%

Income from Continuing Operations by Business
Retail Banking	$222	$233	$248	$211	$144	(32)%	(35)%	$676	$603	(11)%
Citi-Branded Cards	152	151	132	160	145	(9)%	(5)%	408	437	7%
Regional Consumer Banking	374	384	380	371	289	(22)%	(23)%	$1,084	$1,040	(4)%
Securities and Banking	352	264	312	350	257	(27)%	(27)%	985	919	(7)%
Transaction Services	154	133	164	179	173	(3)%	12%	509	516	1%
Total	$880	$781	$856	$900	$719	(20)%	(18)%	$2,578	$2,475	(4)%

(1)	Regional results do not include Corporate/Other. See page 21 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,137	$2,158	$2,058	$2,005	$1,974	(2)%	(8)%	$6,521	$6,037	(7)%
Non-Interest Revenue	1,577	1,370	1,939	1,969	1,573	(20)%	—	4,974	5,481	10%
Total Revenues, Net of Interest Expense	3,714	3,528	3,997	3,974	3,547	(11)%	(4)%	11,495	11,518	—
Total Operating Expenses	2,246	2,268	2,108	2,108	2,057	(2)%	(8)%	6,622	6,273	(5)%
Net Credit Losses	317	247	212	183	190	4%	(40)%	738	585	(21)%
Credit Reserve Build / (Release)	(103)	(27)	(29)	45	36	(20)%	NM	(19)	52	NM
Provision for Unfunded Lending Commitments	—	—	14	10	12	20%	—	—	36	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	214	220	197	238	238	—	11%	719	673	(6)%
Income from Continuing Operations before Taxes	1,254	1,040	1,692	1,628	1,252	(23)%	—	4,154	4,572	10%
Income Taxes	331	304	575	561	422	(25)%	27%	1,152	1,558	35%
Income from Continuing Operations	923	736	1,117	1,067	830	(22)%	(10)%	3,002	3,014	—
Noncontrolling Interests	1	1	1	1	1	—	—	3	3	—
Net Income	$922	$735	$1,116	$1,066	$829	(22)%	(10)%	$2,999	$3,011	—
Average Assets (in billions of dollars)	$356	$353	$351	$351	$346	(1)%	(3)%	$352	$349	(1)%
Return on Average Assets	1.03%	0.83%	1.29%	1.22%	0.95%			1.14%	1.15%
Efficiency Ratio	60%	64%	53%	53%	58%			58%	54%

Revenue by Business
Retail Banking	$1,196	$1,175	$1,200	$1,192	$1,102	(8)%	(8)%	$3,591	$3,494	(3)%
Citi-Branded Cards	787	820	760	776	760	(2)%	(3)%	2,342	2,296	(2)%
Regional Consumer Banking	1,983	1,995	1,960	1,968	1,862	(5)%	(6)%	5,933	5,790	(2)%
Securities and Banking	1,017	852	1,365	1,329	1,006	(24)%	(1)%	3,347	3,700	11%
Transaction Services	714	681	672	677	679	—	(5)%	2,215	2,028	(8)%
Total	$3,714	$3,528	$3,997	$3,974	$3,547	(11)%	(4)%	$11,495	$11,518	—

CVA/DVA {included as applicable in businesses above}	(108)	(77)	(14)	5	(4)	NM	96%	(154)	(13)	92%
Total Revenues - Excluding CVA/DVA (2)	$3,822	$3,605	$4,011	$3,969	$3,551	(11)%	(7)%	$11,649	$11,531	(1)%

Income from Continuing Operations by Business
Retail Banking	$252	$189	$257	$238	$193	(19)%	(23)%	$798	$688	(14)%
Citi-Branded Cards	198	207	160	194	193	(1)%	(3)%	602	547	(9)%
Regional Consumer Banking	450	396	417	432	386	(11)%	(14)%	1,400	1,235	(12)%
Securities and Banking	193	78	446	396	193	(51)%	—	756	1,035	37%
Transaction Services	280	262	254	239	251	5%	(10)%	846	744	(12)%
Total	$923	$736	$1,117	$1,067	$830	(22)%	(10)%	$3,002	$3,014	—

(1)	Regional results do not include Corporate/Other. See page 21 for Corporate/Other results.
(2)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)
Revenues
Net interest revenue	$680	$635	$753	$784	$776	(1)%	14%	$1,984	$2,313	17%
Non-interest revenue	(4,359)	432	148	308	476	55%	NM	(3,843)	932	NM
Total revenues, net of interest expense	(3,679)	1,067	901	1,092	1,252	15%	NM	(1,859)	3,245	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	1,807	972	930	770	635	(18)%	(65)%	4,870	2,335	(52)%
Credit Reserve Build / (Release) (2) (3)	(797)	46	(347)	(480)	(674)	(40)%	15%	(1,597)	(1,501)	6%
Provision for loan losses	1,010	1,018	583	290	(39)	NM	NM	3,273	834	(75)%
Provision for Benefits & Claims	160	155	168	154	153	(1)%	(4)%	496	475	(4)%
Provision for unfunded lending commitments	(16)	5	(4)	7	(5)	NM	69%	(61)	(2)	97%
Total provisions for credit losses and for benefits and claims	1,154	1,178	747	451	109	(76)%	(91)%	3,708	1,307	(65)%

Total operating expenses	1,187	1,604	1,502	1,547	1,380	(11)%	16%	3,639	4,429	22%

Income (Loss) from Continuing Operations before Income Taxes	(6,020)	(1,715)	(1,348)	(906)	(237)	74%	96%	(9,206)	(2,491)	73%
Provision (benefits) for income taxes	(2,467)	(666)	(559)	(337)	(139)	59%	94%	(3,727)	(1,035)	72%

Income (Loss) from Continuing Operations	(3,553)	(1,049)	(789)	(569)	(98)	83%	97%	(5,479)	(1,456)

Noncontrolling Interests	—	—	5	1	6	NM	—	3	12	NM
Citi Holding’s Net Income (Loss)	$(3,553)	$(1,049)	$(794)	$(570)	$(104)	82%	97%	$(5,482)	$(1,468)	73%

Balance Sheet Data (in billions):

Total Average Assets	$184	$166	$153	$144	$127	(12)%	(31)%	$203	$141	(31)%

Total EOP Assets	$171	$156	$149	$131	$122	(7)%	(29)%	$171	$122	(29)%

Total EOP Loans	$122	$116	$108	$100	$96	(4)%	(21)%	$122	$96	(21)%

Total EOP Deposits	$67	$68	$66	$65	$42	(35)%	(37)%	$67	$42	(37)%

Consumer Net Credit Losses as a % of Average Loans	5.96%	3.45%	3.37%	2.98%	2.42%			5.12%	2.99%

(1)         The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(2)         The third quarter of 2012, fourth quarter of 2012, first quarter of 2013, second quarter of 2013 and third quarter of 2013 includes $32 million, $100 million, $148 million, $124 million and $91 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	357	90	90	83	73	(12)%	(80)%

Average Loans (in billions) (1)	$9.0	$8.2	$7.3	$6.4	$6.1	(5)%	(32)%
						—	—
EOP Loans (1):
Real Estate Lending (REL)	$4.5	$4.2	$3.7	$3.4	$3.2	(6)%	(29)%
Cards	2.6	2.5	2.3	2.4	2.4	—	(8)%
Commercial Markets	0.4	0.1	0.1	—	—	—	(100)%
Personal and Other	1.3	0.8	0.5	0.4	0.4	—	(69)%
EOP Loans (in billions of dollars)	$8.8	$7.6	$6.6	$6.2	$6.0	(3)%	(32)%
Net Interest Revenue	$138	$94	$83	$123	$57	(54)%	(59)%
As a % of Average Loans	6.10%	4.56%	4.61%	7.71%	3.71%
Net Credit Losses	$121	$90	$85	$51	$46	(10)%	(62)%
As a % of Average Loans	5.35%	4.37%	4.72%	3.20%	2.99%
Loans 90+ Days Past Due	$366	$345	$269	$242	$177	(27)%	(52)%
As a % of EOP Loans	4.16%	4.54%	4.08%	3.90%	2.95%
Loans 30-89 Days Past Due	$436	$393	$286	$255	$184	(28)%	(58)%
As a % of EOP Loans	4.95%	5.17%	4.33%	4.11%	3.07%

Consumer - North America (1)

Branches (actual)	1,582	1,564	1,501	1,493	1,483	(1)%	(6)%

Average Loans (in billions of dollars)	$112.7	$107.7	$103.4	$97.0	$90.6	(7)%	(20)%

EOP Loans (in billions of dollars)	$109.1	$105.1	$98.3	$91.7	$88.3	(4)%	(19)%
Net Interest Revenue	$701	$689	$757	$747	$779	4%	11%
As a % of Average Loans	2.47%	2.55%	2.97%	3.09%	3.41%
Net Credit Losses	$1,703	$916	$835	$724	$556	(23)%	(67)%
As a % of Average Loans	6.01%	3.38%	3.28%	2.99%	2.43%
Loans 90+ Days Past Due (2)	$4,608	$4,266	$3,409	$2,965	$2,755	(7)%	(40)%
As a % of EOP Loans	4.58%	4.41%	3.78%	3.53%	3.42%
Loans 30-89 Days Past Due (2)	$4,317	$3,835	$3,121	$2,896	$2,661	(8)%	(38)%
As a % of EOP Loans	4.29%	3.96%	3.46%	3.45%	3.31%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         See Footnote 1 on page 28.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

Residential First	$62.0	$59.2	$56.8	$52.8	$47.9	(9)%	(23)%
Home Equity	36.6	34.9	33.5	32.0	30.6	(4)%	(16)%
Average Loans (in billions of dollars)	$98.6	$94.1	$90.3	$84.8	$78.5	(7)%	(20)%

Residential First	$59.9	$57.7	$53.5	$48.6	$46.5	(4)%	(22)%
Home Equity	35.4	34.1	32.6	31.2	29.8	(4)%	(16)%
EOP Loans (in billions of dollars)	$95.3	$91.8	$86.1	$79.8	$76.3	(4)%	(20)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$155.1	$142.9	$128.8	$116.7	$106.4	(9)%	(31)%
Net Servicing & Gain/(Loss) on Sale	$81.3	$77.6	$78.8	$98.7	$25.1	(75)%	(69)%
Net Interest Revenue on Loans	$305	$283	$320	$295	$316	7%	4%
As a % of Avg. Loans	1.23%	1.20%	1.44%	1.40%	1.60%

Residential First	$622	$367	$318	$279	$211	(24)%	(66)%
Home Equity	863	355	312	274	212	(23)%	(75)%
Net Credit Losses	$1,485	$722	$630	$553	$423	(24)%	(72)%
As a % of Avg. Loans	5.99%	3.05%	2.83%	2.62%	2.14%

Residential First	$3,439	$3,114	$2,436	$2,079	$1,891	(9)%	(45)%
Home Equity	833	822	722	678	641	(5)%	(23)%
Loans 90+ Days Past Due (1) (2)	$4,272	$3,936	$3,158	$2,757	$2,532	(8)%	(41)%
As a % of EOP Loans	4.92%	4.71%	4.05%	3.83%	3.68%

Residential First	$3,326	$2,911	$2,411	$2,212	$2,015	(9)%	(39)%
Home Equity	689	630	517	483	427	(12)%	(38)%
Loans 30-89 Days Past Due (1) (2)	$4,015	$3,541	$2,928	$2,695	$2,442	(9)%	(39)%
As a % of EOP Loans	4.62%	4.24%	3.76%	3.74%	3.55%

North America Personal Loans
Average Loans (in billions of dollars)	$10.2	$10.0	$9.7	$9.0	$9.2	2%	(10)%
EOP Loans (in billions of dollars)	$10.1	$10.0	$9.0	$9.0	$9.3	3%	(8)%
Net Interest Revenue on Loans	$499	$500	$511	$520	$518	—	4%
As a % of Avg. Loans	19.46%	19.89%	21.36%	23.17%	22.34%
Net Credit Losses	$183	$172	$186	$157	$127	(19)%	(31)%
As a % of Avg. Loans	7.14%	6.84%	7.78%	7.00%	5.48%
Loans 90+ Days Past Due	$283	$290	$218	$181	$199	10%	(30)%
As a % of EOP Loans	2.80%	2.90%	2.42%	2.01%	2.14%
Loans 30-89 Days Past Due	$206	$204	$125	$139	$159	14%	(23)%
As a % of EOP Loans	2.04%	2.04%	1.39%	1.54%	1.71%

(1)    The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.1 billion and ($7.2 billion), $4.0 billion and ($7.1 billion), $3.7 billion and ($7.0 billion), $3.5 billion and ($6.8 billion) and $3.4 billion and ($6.5 billion), as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.3 billion and ($7.2 billion), $1.2 billion and ($7.1 billion), $1.1 billion and ($7.0 billion), $1.2 billion and ($6.8 billion) and $1.1 billion and ($6.5 billion), as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively.

(2)    The September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.2 billion, $1.0 billion and $1.0 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2012	2013	2013(5)	2012	2013	2013(5)	2012		2013		2013(5)
Assets:
Deposits with Banks	$160,646	$130,920	$151,533	$294	$252	$255	0.73%		0.77%		0.67%
Fed Funds Sold and Resale Agreements (6)	272,988	275,625	264,368	825	702	617	1.20%		1.02%		0.93%
Trading Account Assets (7)	248,039	263,010	246,255	1,663	1,703	1,525	2.67%		2.60%		2.46%
Investments	304,688	307,441	301,225	1,958	1,786	1,778	2.56%		2.33%		2.34%
Total Loans (net of Unearned Income) (8)	650,615	642,370	645,454	11,989	11,309	11,310	7.33%		7.06%		6.95%
Other Interest-Earning Assets	37,290	46,606	33,741	144	230	103	1.54%		1.98%		1.21%
Total Average Interest-Earning Assets	$1,674,266	$1,665,972	$1,642,576	$16,873	$15,982	$15,588	4.01%		3.85%		3.77%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$739,370	$738,610	$737,415	$1,627	$1,294	$1,223	0.88%		0.70%		0.66%
Deposit Insurance and FDIC Assessment	—	—	—	290	289	267
Total Deposits	739,370	738,610	737,415	1,917	1,583	1,490	1.03%		0.86%		0.80%
Fed Funds Purchased and Repurchase Agreements (6)	221,356	243,131	224,950	713	630	561	1.28%		1.04%		0.99%
Trading Account Liabilities (7)	69,934	81,883	71,291	46	43	46	0.26%		0.21%		0.26%
Short-Term Borrowings	109,825	111,833	116,175	173	148	150	0.63%		0.53%		0.51%
Long-Term Debt (9)	257,317	205,180	197,438	2,177	1,754	1,705	3.37%		3.43%		3.43%
Total Average Interest-Bearing Liabilities	$1,397,802	$1,380,637	$1,347,269	$5,026	$4,158	$3,952	1.43%		1.21%		1.16%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,397,802	$1,380,637	$1,347,269	$4,736	$3,869	$3,685	1.35%		1.12%		1.09%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,847	$11,824	$11,636	2.81%		2.85%		2.81%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,137	$12,113	$11,903	2.88%		2.92%		2.87%

3Q13 Increase (Decrease) From							—	bps	(4	)bps

3Q13 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(1	)bps	(5	)bps

(1)            Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $136 million for the third quarter of 2012, $142 million for the second quarter of 2013 and $125 million for the third quarter of 2013.

(2)    Citigroup average balances and interest rates include both domestic and international operations.

(3)    Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)    Average rate % is calculated as annualized interest over average volumes.

(5)    Preliminary

(6)            Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)            Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)    Nonperforming loans are included in the average loan balances.

(9)    Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Citicorp Deposits by Business

Global Consumer Banking
North America	$156.9	$165.2	$166.8	$165.9	$168.6	2%	7%
EMEA	12.9	13.2	13.1	12.9	12.5	(3)%	(3)%
Latin America	47.3	48.6	49.1	46.6	47.5	2%	—
Asia	113.1	110.0	106.8	101.2	101.6	—	(10)%
Total	$330.2	$337.0	$335.8	$326.6	$330.2	1%	—

ICG
Securities and Banking	$119.4	$114.4	$111.9	$105.8	$112.6	6%	(6)%
Transaction Services	425.5	408.7	411.6	426.1	452.8	6%	6%
Total	$544.9	$523.1	$523.5	$531.9	$565.4	6%	4%

Corporate/Other	$2.7	$2.5	$8.8	$15.2	$18.0	18%	NM

Total Citicorp	$877.8	$862.6	$868.1	$873.7	$913.6	5%	4%

Total Citi Holdings	$66.8	$68.0	$65.7	$64.7	$41.8	(35)%	(37)%

Total Citigroup Deposits - EOP	$944.6	$930.6	$933.8	$938.4	$955.4	2%	1%

Total Citigroup Deposits - Average	$921.2	$928.9	$920.4	$924.5	$922.1	—	—

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$944.6	$930.6	$933.8	$938.4	$955.4	2%	1%
Impact of FX Translation (1)	(10.6)	(10.2)	(3.8)	5.4	—
Total Citigroup EOP Deposits - Ex-FX (2)	$934.0	$920.4	$930.0	$943.8	$955.4	1%	2%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Citicorp:
Global Consumer Banking

North America
Credit Cards	$108.8	$111.5	$104.6	$105.3	$111.8	6%	3%
Retail Banking	41.5	42.7	43.1	41.7	43.2	4%	4%
Total	$150.3	$154.2	$147.7	$147.0	$155.0	5%	3%

EMEA
Credit Cards	$2.9	$2.9	$2.8	$2.8	$2.4	(14)%	(17)%
Retail Banking	4.9	5.1	5.2	5.3	5.5	4%	12%
Total	$7.8	$8.0	$8.0	$8.1	$7.9	(2)%	1%

Latin America
Credit Cards	$14.2	$14.8	$14.9	$11.5	$11.8	3%	(17)%
Retail Banking	27.5	28.3	30.3	29.7	29.4	(1)%	7%
Total	$41.7	$43.1	$45.2	$41.2	$41.2	—	(1)%

Asia
Credit Cards	$20.0	$20.4	$19.4	$18.9	$18.7	(1)%	(7)%
Retail Banking	69.3	69.7	69.4	68.5	70.3	3%	1%
Total	$89.3	$90.1	$88.8	$87.4	$89.0	2%	—

Total Consumer Loans
Credit Cards	$145.9	$149.6	$141.7	$138.5	$144.7	4%	(1)%
Retail Banking	143.2	145.8	148.0	145.2	148.4	2%	4%
Total Consumer	$289.1	$295.4	$289.7	$283.7	$293.1	3%	1%

Total Corporate Loans
Securities and Banking	$172.0	$168.7	$171.8	$169.1	$178.2	5%	4%
Transaction Services	75.5	75.6	77.2	90.8	90.1	(1)%	19%
Total Corporate Loans	$247.5	$244.3	$249.0	$259.9	$268.3	3%	8%

Total Citicorp	$536.6	$539.7	$538.7	$543.6	$561.4	3%	5%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$536.6	$539.7	$538.7	$543.6	$561.4	3%	5%
Impact of FX Translation (1)	(7.1)	(7.0)	(5.4)	1.8	—
Total Citicorp EOP Loans - Ex-FX (2)	$529.5	$532.7	$533.3	$545.4	$561.4	3%	6%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)      Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.

(2)      Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Citi Holdings:

Consumer - North America
Mortgages	95.3	91.8	86.1	79.8	76.3	(4)%	(20)%
Personal Loans	10.1	10.0	9.0	9.0	9.3	3%	(8)%
Other	3.7	3.3	3.2	2.9	2.7	(7)%	(27)%
Total	$109.1	$105.1	$98.3	$91.7	$88.3	(4)%	(19)%

Consumer - International
Credit Cards	$2.6	$2.5	$2.3	$2.4	$2.4	—	(8)%
REL, Personal & Other	6.2	5.1	4.3	3.8	3.6	(5)%	(42)%
Total	$8.8	$7.6	$6.6	$6.2	$6.0	(3)%	(32)%

Citi Holdings - Other	3.9	3.1	2.8	2.2	1.9	(14)%	(51)%

Total Citi Holdings	$121.8	$115.8	$107.7	$100.1	$96.2	(4)%	(21)%
Total Citigroup	$658.4	$655.5	$646.4	$643.7	$657.6	2%	—

Consumer Loans	$407.7	$408.7	$395.2	$382.2	$387.9	1%	(5)%
Corporate Loans	250.7	246.8	251.2	261.5	269.7	3%	8%
Total Citigroup	$658.4	$655.5	$646.4	$643.7	$657.6	2%	—

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$658.4	$655.5	$646.4	$643.7	$657.6	2%	—
Impact of FX Translation (1)	(7.5)	(7.3)	(5.2)	1.8	—
Total Citigroup EOP Loans - Ex-FX (2)	$650.9	$648.2	$641.2	$645.5	$657.6	2%	1%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2012	2012	2013	2013	2013	2013

Citicorp (2)
Total	$3,024	$3,081	$2,941	$2,644	$2,757	$293.1
Ratio	1.05%	1.05%	1.02%	0.94%	0.94%

Retail Bank (2)
Total	$882	$879	$863	$849	$872	$148.4
Ratio	0.62%	0.61%	0.59%	0.59%	0.59%
North America (2)	$291	$280	$282	$285	$277	$43.2
Ratio	0.72%	0.68%	0.68%	0.71%	0.66%
EMEA	$50	$48	$43	$41	$38	$5.5
Ratio	1.02%	0.94%	0.83%	0.77%	0.69%
Latin America	$322	$323	$309	$318	$347	$29.4
Ratio	1.17%	1.14%	1.02%	1.07%	1.18%
Asia	$219	$228	$229	$205	$210	$70.3
Ratio	0.32%	0.33%	0.33%	0.30%	0.30%

Cards
Total	$2,142	$2,202	$2,078	$1,795	$1,885	$144.7
Ratio	1.47%	1.47%	1.47%	1.30%	1.30%
North America - Citi-Branded	$760	$786	$732	$663	$628	$68.8
Ratio	1.05%	1.08%	1.06%	0.96%	0.91%
North America - Retail Services	$716	$721	$651	$556	$708	$43.0
Ratio	1.96%	1.87%	1.84%	1.54%	1.65%
EMEA	$45	$48	$45	$44	$34	$2.4
Ratio	1.55%	1.66%	1.61%	1.57%	1.42%
Latin America	$401	$413	$418	$323	$326	$11.8
Ratio	2.82%	2.79%	2.81%	2.81%	2.76%
Asia	$220	$234	$232	$209	$189	$18.7
Ratio	1.10%	1.15%	1.20%	1.11%	1.01%

Citi Holdings - Consumer (2) (3)	$4,974	$4,611	$3,678	$3,207	$2,932	$94.3
Ratio	4.54%	4.42%	3.80%	3.56%	3.38%
International	$366	$345	$269	$242	$177	$6.0
Ratio	4.16%	4.54%	4.08%	3.90%	2.95%
North America (2) (3)	$4,608	$4,266	$3,409	$2,965	$2,755	$88.3
Ratio	4.58%	4.41%	3.78%	3.53%	3.42%
Other						$0.4

Total Citigroup (2) (3)	$7,998	$7,692	$6,619	$5,851	$5,689	$387.8
Ratio	2.01%	1.93%	1.72%	1.57%	1.50%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 28.

(3)

The September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.2 billion, $1.0 billion and $1.0 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2012	2012	2013	2013	2013	2013

Citicorp (2)
Total	$3,539	$3,509	$3,389	$2,967	$3,255	$293.1
Ratio	1.23%	1.19%	1.18%	1.05%	1.12%

Retail Bank (2)
Total	$1,154	$1,112	$1,191	$1,085	$1,109	$148.4
Ratio	0.81%	0.77%	0.81%	0.75%	0.75%
North America (2)	$230	$223	$226	$217	$209	$43.2
Ratio	0.57%	0.54%	0.54%	0.54%	0.50%
EMEA	$79	$77	$70	$68	$57	$5.5
Ratio	1.61%	1.51%	1.35%	1.28%	1.04%
Latin America	$412	$353	$427	$368	$445	$29.4
Ratio	1.50%	1.25%	1.41%	1.24%	1.51%
Asia	$433	$459	$468	$432	$398	$70.3
Ratio	0.62%	0.66%	0.67%	0.63%	0.57%

Cards
Total	$2,385	$2,397	$2,198	$1,882	$2,146	$144.7
Ratio	1.63%	1.60%	1.55%	1.36%	1.48%
North America - Citi-Branded	$744	$771	$679	$588	$650	$68.8
Ratio	1.03%	1.06%	0.98%	0.85%	0.94%
North America - Retail Services	$823	$789	$685	$615	$839	$43.0
Ratio	2.25%	2.04%	1.94%	1.71%	1.95%
EMEA	$68	$63	$60	$57	$44	$2.4
Ratio	2.34%	2.17%	2.14%	2.04%	1.83%
Latin America	$416	$432	$449	$335	$346	$11.8
Ratio	2.93%	2.92%	3.01%	2.91%	2.93%
Asia	$334	$342	$325	$287	$267	$18.7
Ratio	1.67%	1.68%	1.68%	1.52%	1.43%

Citi Holdings - Consumer (2) (3)	$4,753	$4,228	$3,407	$3,151	$2,845	$94.3
Ratio	4.34%	4.05%	3.52%	3.50%	3.28%
International	$436	$393	$286	$255	$184	$6.0
Ratio	4.95%	5.17%	4.33%	4.11%	3.07%
North America (2) (3)	$4,317	$3,835	$3,121	$2,896	$2,661	$88.3
Ratio	4.29%	3.96%	3.46%	3.45%	3.31%
Other						$0.4

Total Citigroup (2) (3)	$8,292	$7,737	$6,796	$6,118	$6,100	$387.8
Ratio	2.09%	1.94%	1.76%	1.64%	1.61%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 28.

(3)

The September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.2 billion, $1.0 billion and $1.0 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$27,611	$25,916	$25,455	$23,727	$21,580			$30,115	$25,455

Gross Credit (Losses) (2)	(4,516)	(3,640)	(3,444)	(3,257)	(2,974)	9%	34%	(13,365)	(9,675)	28%
Gross Recoveries	619	655	566	649	544	(16)%	(12)%	2,119	1,759	(17)%
Net Credit (Losses) / Recoveries (NCLs)	(3,897)	(2,985)	(2,878)	(2,608)	(2,430)	7%	38%	(11,246)	(7,916)	30%
NCLs (2)	3,897	2,985	2,878	2,608	2,430	(7)%	(38)%	11,246	7,916	(30)%
Net Reserve Builds / (Releases) (2) (3)	(860)	(193)	(306)	(642)	(767)	(19)%	11%	(1,715)	(1,715)	—
Net Specific Reserve Builds / (Releases) (2) (3)	(601)	46	(358)	(139)	(11)	92%	98%	(1,911)	(508)	73%
Provision for Loan Losses	2,436	2,838	2,214	1,827	1,652	(10)%	(32)%	7,620	5,693	(25)%
Other (4) (5) (6) (7) (8) (9)	(234)	(314)	(1,064)	(1,366)	(197)	86%	16%	(573)	(2,627)
Allowance for Loan Losses at End of Period (1) (a)	$25,916	$25,455	$23,727	$21,580	$20,605			$25,916	$20,605

Allowance for Unfunded Lending Commitments (10) (a)	$1,063	$1,119	$1,132	$1,133	$1,262			$1,063	$1,262

Provision for Unfunded Lending Commitments	$(41)	$56	$14	$(3)	$103			$(72)	$114

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$26,979	$26,574	$24,859	$22,713	$21,867			$26,979	$21,867

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	3.97%	3.92%	3.70%	3.38%	3.16%

Allowance for Loan Losses at End of Period (1):
Citicorp	$14,828	$14,623	$14,330	$13,425	$13,299
Citi Holdings	11,088	10,832	9,397	8,155	7,306
Total Citigroup	$25,916	$25,455	$23,727	$21,580	$20,605

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)

The third quarter of 2012, fourth quarter of 2012, first quarter of 2013, second quarter of 2013 and third quarter of 2013 includes $32 million, $100 million, $148 million, $124 million and $91 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(6)	The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)

The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(8)

The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the Brazil Credicard transfer to Assets related to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(9)	The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 exclude $5.4 billion, $5.3 billion, $5.0 billion, $4.9 billion and $5.2 billion, respectively, of loans which are carried at fair value.

NM Not meaningful Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$24,639	$23,099	$22,679	$20,948	$18,872			$27,236	$22,679

Net Credit (Losses) / Recoveries (NCLs)	(3,780)	(2,950)	(2,833)	(2,563)	(2,334)	9%	38%	(11,058)	(7,730)	30%
NCLs (2)	3,780	2,950	2,833	2,563	2,334	(9)%	(38)%	11,058	7,730	(30)%
Net Reserve Builds / (Releases) (2) (3)	(861)	(117)	(275)	(544)	(785)	(44)%	9%	(1,793)	(1,604)	11%
Net Specific Reserve Builds / (Releases) (2) (3)	(426)	14	(400)	(169)	34	NM	NM	(1,741)	(535)	69%
Provision for Loan Losses	2,493	2,847	2,158	1,850	1,583	(14)%	(37)%	7,524	5,591	(26)%
Other (4) (5) (6) (7) (8) (9)	(253)	(317)	(1,056)	(1,363)	(209)	85%	17%	(603)	(2,628)	NM
Allowance for Loan Losses at End of Period (1) (a)	$23,099	$22,679	$20,948	$18,872	$17,912			$23,099	$17,912

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$1	$2	$15	$27	$66			$1	$66

Provision for Unfunded Lending Commitments	$(1)	$—	$15	$8	$14			$(1)	$37

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$23,100	$22,681	$20,963	$18,899	$17,978			$23,100	$17,978

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	5.68%	5.57%	5.32%	4.95%	4.63%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,972	$2,817	$2,776	$2,779	$2,708			$2,879	$2,776

Net Credit (Losses) / Recoveries (NCL’s)	(117)	(35)	(45)	(45)	(96)	NM	18%	(188)	(186)	1%
NCLs	117	35	45	45	96	NM	(18)%	188	186	(1)%
Net Reserve Builds / (Releases)	1	(76)	(31)	(98)	18	NM	NM	78	(111)	NM
Net Specific Reserve Builds / (Releases)	(175)	32	42	30	(45)	NM	74%	(170)	27	NM
Provision for Loan Losses	(57)	(9)	56	(23)	69	NM	NM	96	102	6%
Other (4)	19	3	(8)	(3)	12			30	1
Allowance for Loan Losses at End of Period (1) (b)	$2,817	$2,776	$2,779	$2,708	$2,693			$2,817	$2,693

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,062	$1,117	$1,117	$1,106	$1,196			$1,062	$1,196

Provision for Unfunded Lending Commitments	$(40)	$56	$(1)	$(11)	$89			$(71)	$77

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,879	$3,893	$3,896	$3,814	$3,889			$3,879	$3,889

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.14%	1.14%	1.12%	1.05%	1.01%

Notes to these tables are on the following page (page 37).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 36).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)	See Footnote (2) on page 35.

(3)

The third quarter of 2012, fourth quarter of 2012, first quarter of 2013, second quarter of 2013 and third quarter of 2013 includes $32 million, $100 million, $148 million, $124 million and $91 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(6)	The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)

The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(8)

The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the Brazil Credicard transfer to Assets related to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(9)	The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 exclude $1.3 billion, $1.2 billion, $1.2 billion, $1.0 billion and $1.0 billion, respectively, of loans which are carried at fair value.

(12)

September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 exclude $4.1 billion, $4.1 billion, $3.8 billion, $3.8 billion and $4.2 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)

Citicorp
Net Credit Losses	$2,090	$2,013	$1,948	$1,838	$1,795	(2)%	(14)%	$6,376	$5,581	(12)%
Credit Reserve Build / (Release)	(664)	(193)	(317)	(301)	(104)	65%	84%	(2,029)	(722)	64%
Global Consumer Banking
Net Credit Losses	1,948	1,939	1,909	1,785	1,730	(3)%	(11)%	6,168	5,424	(12)%
Credit Reserve Build / (Release)	(515)	(152)	(340)	(237)	(85)	64%	83%	(2,024)	(662)	67%
North America Regional Consumer Banking
Net Credit Losses	1,351	1,265	1,255	1,190	1,083	(9)%	(20)%	4,491	3,528	(21)%
Credit Reserve Build / (Release)	(519)	(215)	(370)	(351)	(228)	35%	56%	(2,174)	(949)	56%
Retail Banking
Net Credit Losses	72	51	55	44	38	(14)%	(47)%	196	137	(30)%
Credit Reserve Build / (Release)	37	45	(9)	(2)	9	NM	(76)%	30	(2)	NM
Citi-Branded Cards
Net Credit Losses	745	700	692	665	610	(8)%	(18)%	2,487	1,967	(21)%
Credit Reserve Build / (Release)	(403)	(240)	(128)	(176)	(156)	11%	61%	(1,357)	(460)	66%
Citi Retail Services
Net Credit Losses	534	514	508	481	435	(10)%	(19)%	1,808	1,424	(21)%
Credit Reserve Build / (Release)	(153)	(20)	(233)	(173)	(81)	53%	47%	(847)	(487)	43%
EMEA Regional Consumer Banking
Net Credit Losses	29	33	29	(1)	21	NM	(28)%	72	49	(32)%
Credit Reserve Build / (Release)	2	11	(11)	(9)	3	NM	50%	(16)	(17)	(6)%
Retail Banking
Net Credit Losses	12	15	9	(2)	11	NM	(8)%	31	18	(42)%
Credit Reserve Build / (Release)	—	5	(10)	(5)	3	NM	—	(7)	(12)	(71)%
Citi-Branded Cards
Net Credit Losses	17	18	20	1	10	NM	(41)%	41	31	(24)%
Credit Reserve Build / (Release)	2	6	(1)	(4)	—	100%	(100)%	(9)	(5)	44%
Latin America Regional Consumer Banking
Net Credit Losses	351	406	419	416	434	4%	24%	999	1,269	27%
Credit Reserve Build / (Release)	36	32	38	104	168	62%	NM	222	310	40%
Retail Banking
Net Credit Losses	160	210	207	204	209	2%	31%	438	620	42%
Credit Reserve Build / (Release)	37	27	9	80	126	58%	NM	199	215	8%
Citi-Branded Cards
Net Credit Losses	191	196	212	212	225	6%	18%	561	649	16%
Credit Reserve Build / (Release)	(1)	5	29	24	42	75%	NM	23	95	NM
Asia Regional Consumer Banking
Net Credit Losses	217	235	206	180	192	7%	(12)%	606	578	(5)%
Credit Reserve Build / (Release)	(34)	20	3	19	(28)	NM	18%	(56)	(6)	89%
Retail Banking
Net Credit Losses	81	99	67	53	78	47%	(4)%	218	198	(9)%
Credit Reserve Build / (Release)	(36)	(3)	—	42	(11)	NM	69%	(20)	31	NM
Citi-Branded Cards
Net Credit Losses	136	136	139	127	114	(10)%	(16)%	388	380	(2)%
Credit Reserve Build / (Release)	2	23	3	(23)	(17)	26%	NM	(36)	(37)	(3)%

Institutional Clients Group (ICG)
Net Credit Losses	143	75	39	53	65	23%	(55)%	207	157	(24)%
Credit Reserve Build / (Release)	(149)	(41)	23	(64)	(19)	70%	87%	(4)	(60)	NM
Securities and Banking
Net Credit Losses	56	75	35	37	49	32%	(13)%	93	121	30%
Credit Reserve Build / (Release)	(103)	(47)	34	(97)	(40)	59%	61%	(32)	(103)	NM
Transaction Services
Net Credit Losses	87	—	4	16	16	—	(82)%	114	36	(68)%
Credit Reserve Build / (Release)	(46)	6	(11)	33	21	(36)%	NM	28	43	54%

Corporate / Other
Net Credit Losses	(1)	(1)	—	—	—	—	100%	1	—	(100)%
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%

Total Citicorp Provision for Loan Losses	$1,426	$1,820	$1,631	$1,537	$1,691	10%	19%	$4,347	$4,859	12%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						3Q13 Increase		Nine	Nine	YTD 2013 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2012 Increase/
	2012	2012	2013	2013	2013	2Q13	3Q12	2012	2013	(Decrease)
Citi Holdings
Net Credit Losses	$1,807	$972	$930	$770	$635	(18)%	(65)%	$4,870	$2,335	(52)%
Credit Reserve Build / (Release)	(797)	46	(347)	(480)	(674)	(40)%	15%	(1,597)	(1,501)	6%

Total Citi Holdings Provision for Loan Losses	$1,010	$1,018	$583	$290	$(39)	NM	NM	$3,273	$834	(75)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,426	$1,820	$1,631	$1,537	$1,691	10%	19%	$4,347	$4,859	12%

Total Citigroup Provision for Loan Losses	$2,436	$2,838	$2,214	$1,827	$1,652	(10)%	(32)%	$7,620	$5,693	(25)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$900	$735	$1,007	$811	$807	—	(10)%
EMEA	1,054	1,131	1,077	972	975	—	(7)%
Latin America	151	128	116	91	124	36%	(18)%
Asia	324	339	304	270	272	1%	(16)%
Total	$2,429	$2,333	$2,504	$2,144	$2,178	2%	(10)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$7,698	$7,148	$6,171	$5,568	$5,308	(5)%	(31)%
EMEA	379	380	263	234	147	(37)%	(61)%
Latin America	1,275	1,285	1,313	1,430	1,400	(2)%	10%
Asia	409	383	402	330	348	5%	(15)%
Total (3)	$9,761	$9,196	$8,149	$7,562	$7,203	(5)%	(26)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$9	$7	$2	$4	$3	(25)%	(67)%
Global Consumer Banking	38	40	41	39	46	18%	21%
Citi Holdings	417	391	363	339	334	(1)%	(20)%
Corporate/Other	10	2	6	9	20	NM	100%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$474	$440	$412	$391	$403	3%	(15)%

OREO By Region:
North America	$315	$299	$286	$267	$293	10%	(7)%
EMEA	111	99	85	76	62	(18)%	(44)%
Latin America	48	40	39	46	40	(13)%	(17)%
Asia	—	2	2	2	8	NM	—
Total	$474	$440	$412	$391	$403	3%	(15)%

Other Repossessed Assets (5)	$1	$1	$1	$—	$—	—	(100)%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,429	$2,333	$2,504	$2,144	$2,178	2%	(10)%
Consumer Non-Accrual Loans	9,761	9,196	8,149	7,562	7,203	(5)%	(26)%
Non-Accrual Loans (NAL)	12,190	11,529	10,653	9,706	9,381	(3)%	(23)%
OREO	474	440	412	391	403	3%	(15)%
Other Repossessed Assets	1	1	1	—	—	—	—
Non-Accrual Assets (NAA)	$12,665	$11,970	$11,066	$10,097	$9,784	(3)%	(23)%

NAL as a % of Total Loans	1.85%	1.76%	1.65%	1.51%	1.43%
NAA as a % of Total Assets	0.66%	0.64%	0.59%	0.54%	0.52%

Allowance for Loan Losses as a % of NAL	213%	221%	223%	222%	220%

(1)      Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)      Excludes SOP 3-03 purchased distressed loans.

(3)      The third quarter of 2012 includes an approximate $1.5 billion in loans that are now classified as non-accrual loans related to OCC guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. Of the $1.5 billion of such non-accrual loans, $1.3 billion was current as of September 30, 2012.  See Footnote 2 on page 35.

(4)      Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(5)      Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(6)      There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$758	$644	$797	$731	$746	2%	(2)%
EMEA	718	806	765	658	676	3%	(6)%
Latin America	147	126	114	90	123	37%	(16)%
Asia	305	333	299	268	262	(2)%	(14)%
Total	$1,928	$1,909	$1,975	$1,747	$1,807	3%	(6)%

Consumer Non-Accrual Loans By Region (2)
North America	$507	$523	$530	$502	$499	(1)%	(2)%
EMEA	98	101	93	91	70	(23)%	(29)%
Latin America	1,228	1,244	1,274	1,391	1,368	(2)%	11%
Asia	329	319	363	299	309	3%	(6)%
Total	$2,162	$2,187	$2,260	$2,283	$2,246	(2)%	4%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$9	$7	$2	$4	$3	(25)%	(67)%
Global Consumer Banking	38	40	41	39	46	18%	21%
Corporate/Other	10	2	6	9	20	NM	100%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$57	$49	$49	$52	$69	33%	21%

OREO By Region:
North America	$23	$18	$15	$13	$23	77%	—
EMEA	6	6	6	5	6	20%	—
Latin America	28	23	26	32	32	—	14%
Asia	—	2	2	2	8	NM	—
Total	$57	$49	$49	$52	$69	33%	21%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,928	$1,909	$1,975	$1,747	$1,807	3%	(6)%
Consumer Non-Accrual Loans	2,162	2,187	2,260	2,283	2,246	(2)%	4%
Non-Accrual Loans (NAL)	4,090	4,096	4,235	4,030	4,053	1%	(1)%
OREO	57	49	49	52	69	33%	21%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,147	$4,145	$4,284	$4,082	$4,122	1%	(1)%

NAA as a % of Total Assets	0.24%	0.24%	0.25%	0.23%	0.23%

Allowance for Loan Losses as a % of NAL	363%	357%	338%	333%	328%

N/A       Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 40) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						3Q13 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2012	2012	2013	2013	2013	2Q13	3Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$142	$91	$210	$80	$61	(24)%	(57)%
EMEA	336	325	312	314	299	(5)%	(11)%
Latin America	4	2	2	1	1	—	(75)%
Asia	19	6	5	2	10	NM	(47)%
Total	$501	$424	$529	$397	$371	(7)%	(26)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$7,191	$6,625	$5,641	$5,066	$4,809	(5)%	(33)%
EMEA	281	279	170	143	77	(46)%	(73)%
Latin America	47	41	39	39	32	(18)%	(32)%
Asia	80	64	39	31	39	26%	(51)%
Total (3)	$7,599	$7,009	$5,889	$5,279	$4,957	(6)%	(35)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (4):
North America	$292	$281	$271	$254	$270	6%	(8)%
EMEA	105	93	79	71	56	(21)%	(47)%
Latin America	20	17	13	14	8	(43)%	(60)%
Asia	—		—	—	—	—	—
Total	$417	$391	$363	$339	$334	(1)%	(20)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$501	$424	$529	$397	$371	(7)%	(26)%
Consumer Non-Accrual Loans	7,599	7,009	5,889	5,279	4,957	(6)%	(35)%
Non-Accrual Loans (NAL)	8,100	7,433	6,418	5,676	5,328	(6)%	(34)%
OREO	417	391	363	339	334	(1)%	(20)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$8,517	$7,824	$6,781	$6,015	$5,662	(6)%	(34)%

NAA as a % of Total Assets	4.98%	5.02%	4.55%	4.59%	4.64%

Allowance for Loan Losses as a % of NAL	137%	146%	146%	144%	137%

N/A Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 40) for total Citigroup balances.

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         See Footnote 3 on page 40.

(4)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(5)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(6)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	3Q	4Q	1Q	2Q	3Q
	2012	2012	2013	2013	2013

Tangible Book Value Per Share (page 1):

Total Common Equity	$186,465	$186,487	$190,222	$191,633	$195,603
Less:
Goodwill	25,915	25,673	25,474	24,896	25,098
Intangible Assets (Other than MSRs)	5,963	5,697	5,457	4,981	4,888

Goodwill and Intangible Assets (other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale	37	32	2	267	267

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	35	32	—	—	—
Tangible Common Equity	$154,515	$155,053	$159,289	$161,489	$165,350
Common Shares Outstanding, at period end	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0
Tangible Book Value Per Share	$52.69	$51.19	$52.35	$53.10	$54.52

Reclassified to conform to the current period’s presentation.